    As filed with the Securities and Exchange Commission on October 30, 1995
                                                      Registration No. 33-11371
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         / /

                       Pre-Effective Amendment No.                          / /
                                                  -------

                      Post-Effective Amendment No.  21                      /x/
                                                  -------

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                     / /

                              Amendment No.  23                             /x/
                                           -------

                        (Check appropriate box or boxes)

                                  ------------

                             HEARTLAND GROUP, INC.
               (Exact name of registrant as specified in charter)

  790 NORTH MILWAUKEE STREET
     MILWAUKEE, WISCONSIN                                               53202
(Address of Principal Offices)                                       (Zip Code)

       Registrant's Telephone Number, including Area Code (414) 347-7777

                        WILLIAM J. NASGOVITZ, President
                           790 NORTH MILWAUKEE STREET
                           MILWAUKEE, WISCONSIN 53202
                    (Name and Address of Agent for Service)

                                    Copy To:
                            CONRAD G. GOODKIND, ESQ.
                                Quarles & Brady
                           411 East Wisconsin Avenue
                              Milwaukee, WI 53202

It is proposed that this filing will become effective (check appropriate box):
                     / / immediately upon filing pursuant to paragraph (b)
                     /x/ on October 30, 1995 pursuant to paragraph (b)
                     / / 60 days after filing pursuant to paragraph (a)(1)
                     / / on (date) pursuant to paragraph (a)(1)
                     / / 75 days after filing pursuant to paragraph (a)(2)
                     / / on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
                     / / this post-effective amendment designates a new
                         effective date for a previously filed post-effective amendment.

*Registrant has elected to register an indefinite number of shares of Common Stock, $0.001 par value, pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant's 24f-2 Notice for the year ended December 31, 1994 was filed on February 16, 1995.

                                  ------------

                              HEARTLAND GROUP, INC.

                                    FORM N-1A

                              CROSS-REFERENCE SHEET


                       TO POST-EFFECTIVE AMENDMENT NO. 21


                    -----------------------------------------

Form N-1A
 Item No.                                Prospectus Heading
----------                               ------------------
           PART A

1.      Cover Page.....................    Cover Page

2.      Synopsis.......................    Fund Expenses

3.      Condensed Financial
           Information.................    Financial Highlights

4.      General Description of
           Registrant..................    Description of Fund Shares;
                                           Investment Objectives and
                                           Policies

5.      Management of the Fund.........    The Funds and the Heartland
                                           Organization; How to Buy
                                           Shares; Net Asset Value Cal-
                                           culation; Portfolio Trans-
                                           actions

5A.     Management's Discussion
           of Fund Performance.........    Not applicable.  See Annual
                                           Reports

6.      Capital Stock and Other
           Securities..................    Description of Fund Shares;
                                           Dividends, Capital Gains
                                           Distributions and Taxes;
                                           Shareholder Services

7.      Purchase of Securities Being
           Offered.....................    How to Buy Shares; Net Asset
                                           Value Calculation; How to
                                           Redeem Shares; The
                                           Distribution Plan

8.      Redemption or Repurchase.......    How to Redeem Shares;
                                           Shareholder Services

9.      Pending Legal Proceedings......    None

Form N-1A                                 Statement of Additional
 Item No.                                   Information Heading
---------                                 -----------------------
           PART B

10.     Cover Page.....................     Cover Page

11.     Table of Contents..............     Back Page

12.     General Information and
           History.....................     Not Applicable

13.     Investment Objectives and
           Policies....................     Investment Policies and
                                            Methods; Investment Restric-
                                            tions; Appendix A - Secur-
                                            ities Ratings

14.     Management of the Fund.........     Management

15.     Control Persons and Principal
           Holders of Securities.......     Control Persons and Principal
                                            Holders of Securities

16.     Investment Advisory and
           Other Services..............     The Investment Advisor

17.     Brokerage Allocation...........     Portfolio Transactions

18.     Capital Stock and Other
           Securities..................     Description of Shares

19.     Purchase, Redemption and
           Pricing of Securities
           Being Offered...............     Determination of Net Asset
                                            Value Per Share

20.     Tax Status.....................     Tax Status

21.     Underwriters...................     Distribution of Shares

22.     Calculation of Performance
           Data .......................     Performance Information

23.     Financial Statements...........     Financial Statements


                              HEARTLAND VALUE FUND
                      HEARTLAND SMALL CAP CONTRARIAN FUND
                         HEARTLAND VALUE & INCOME FUND
                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND

                                   Prospectus

                                October 30, 1995


--------------------------------------------------------------------------------
INVESTMENT SUMMARY


HEARTLAND VALUE FUND'S investment objective is long-term capital appreciation. The Fund seeks to achieve its objective through investment in small company stocks selected on a value basis. The Value Fund closed to new investors effective July 1, 1995.


HEARTLAND SMALL CAP CONTRARIAN FUND'S investment objective is maximum long-term growth. The Fund seeks to achieve its objective through aggressive, yet flexible, value investing in small company stocks.

HEARTLAND VALUE & INCOME FUND'S investment objective is capital growth and current income. The Fund seeks to achieve its objective through investment in stocks and bonds.

HEARTLAND U.S. GOVERNMENT SECURITIES FUND'S investment objectives are a high level of current income, liquidity and safety of principal.

--------------------------------------------------------------------------------


The Heartland Value Fund, the Heartland Small Cap Contrarian Fund, the Heartland Value & Income Fund, and the Heartland U.S. Government Securities Fund (collectively, the "Funds") are separate mutual fund portfolios of Heartland Group, Inc. ("Heartland"). This Prospectus contains information you should know about the Funds before you invest. Please keep it for reference.
A Statement of Additional Information for the Funds (dated October 30, 1995) has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available at no charge by calling the Funds' investment advisor and distributor, Heartland Advisors, Inc. ("Heartland Advisors"), at 1-800-HEARTLN or (414) 347-7777.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . . . .     3
Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . .     6
How to Buy Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
How to Redeem Shares  . . . . . . . . . . . . . . . . . . . . . . . . . .    20
Shareholder Services  . . . . . . . . . . . . . . . . . . . . . . . . . .    24
Dividends, Capital Gains Distributions and Taxes  . . . . . . . . . . . .    27
The Funds and the Heartland Organization  . . . . . . . . . . . . . . . .    27
The Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . .    29
Net Asset Value Calculation . . . . . . . . . . . . . . . . . . . . . . .    29
Description of Fund Shares  . . . . . . . . . . . . . . . . . . . . . . .    30
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . .    30
Performance Information . . . . . . . . . . . . . . . . . . . . . . . . .    31

--------------------------------------------------------------------------------
SHARES OF THE FUNDS ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED
OR GUARANTEED BY, ANY BANKING INSTITUTION, ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


                          P  R  O  S  P  E  C  T  U  S

FUND EXPENSES

The expense summary format below was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information, including each Fund's investment objective and performance.

------------------------------------------------------------------------------------------------------------------------
                                                                             HEARTLAND                      HEARTLAND
                                                                             SMALL CAP     HEARTLAND     U.S. GOVERNMENT
                                                               HEARTLAND    CONTRARIAN      VALUE &         SECURITIES
                                                              VALUE FUND       FUND       INCOME FUND         FUND
------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
      Maximum sales load imposed on purchases                     None         None          None             None
      Maximum sales load imposed on reinvested dividends          None         None          None             None
      Exchange fees                                               None         None          None             None
      Redemption fees (1)                                         None         None          None             None

------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
      Management fees (2) (after fee waivers)                      .75%         .75%          .70%             .50%
      Rule 12b-1 fees                                              .25%         .25%          .25%             .25%
      Other expenses (3)                                           .39%         .45%          .85%             .32%
------------------------------------------------------------------------------------------------------------------------

TOTAL FUND OPERATING EXPENSES                                     1.39%        1.45%         1.80%            1.07%
========================================================================================================================

      (1) The Agent charges a wire fee for the return of redemption proceeds requested by wire transfer. The fee is currently $7.50. Shares of the Funds purchased between February 12, 1993 and June 1, 1994 subject to a contingent deferred sales charge remain subject to such charge upon redemption of the shares. See "HOW TO REDEEM SHARES."

      (2) The management fee shown in the table applicable to the U.S. Government Securities Fund gives effect to the voluntary waiver by Heartland Advisors of 0.15 of 1% of the management fee. Without such waiver, the Management fees and Total Fund Operating Expenses would have been .65% and 1.22% of average net assets, respectively. Heartland Advisors expects to continue the waiver for the current fiscal year; however, it may reinstate an additional portion or all of the fee at any time.

      (3) Other expenses set forth in the table for the Small Cap Contrarian Fund are based on management's estimates for the current fiscal year.



                          P  R  O  S  P  E  C  T  U  S

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming: (1) 5% annual return and (2) redemption at the end of each time period:

--------------------------------------------------------------------------------------
                                          HEARTLAND                       HEARTLAND
                                          SMALL CAP      HEARTLAND     U.S. GOVERNMENT
                           HEARTLAND      CONTRARIAN      VALUE &         SECURITIES
                           VALUE FUND        FUND       INCOME FUND          FUND
--------------------------------------------------------------------------------------
         One year              $14           $15             $18              $11
         Three years           $44           $46             $57              $34
         Five years            $76           N/A             $97              $59
         Ten years            $167           N/A            $212             $131
--------------------------------------------------------------------------------------

The purpose of this expense information is to assist in understanding the various costs and expenses an investor will bear directly or indirectly in each of the Funds. More detailed information concerning these expenses is set forth in the sections of this Prospectus entitled "How To Buy Shares," "The Distribution Plan" and "The Funds and the Heartland Organization." THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


Except as indicated below, the following Financial Highlights table has been examined by Arthur Andersen LLP, independent public accountants, whose reports on the financial statements of the Value, Value & Income and U.S. Government Securities Funds for the fiscal year ended December 31, 1994, are included in the respective Fund's Annual Report to Shareholders for such period, and incorporated by reference into the Statement of Additional Information. The information presented in the table for the Small Cap Contrarian Fund for the period from April 27, 1995 to September 30, 1995 is unaudited. The table should be read in conjunction with the audited financial statements and related notes appearing in each Fund's Annual Report and the unaudited financial statements and related notes for the Small Cap Contrarian Fund contained in the Statement of Additional Information. Additional information about the Funds' performance is contained in their respective Annual Reports, which may be obtained without charge by writing or calling Heartland Advisors.



                          P  R  O  S  P  E  C  T  U  S

-----------------------------------------------------------------------------------------------------------------------
                                INCOME FROM INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------
                NET
FISCAL         ASSET                        NET REALIZED                   DIVIDENDS
 YEAR         VALUE,           NET         AND UNREALIZED    TOTAL FROM     FROM NET     DISTRIBUTIONS
ENDED        BEGINNING     INVESTMENT       GAIN/(LOSS)      INVESTMENT    INVESTMENT    FROM CAPITAL         TOTAL
DEC. 31      OF PERIOD    INCOME/(LOSS)    ON SECURITIES     OPERATIONS     INCOME          GAINS         DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------
HEARTLAND VALUE FUND

1985          $ 9.52        $ 0.01            $ 3.93           $ 3.94       $   -          $    -            $   -
1986           13.46          0.08              1.39             1.47        (0.02)         (0.90)            (0.92)
1987           14.01          0.06             (1.16)           (1.10)       (0.14)         (1.03)            (1.17)
1988           11.74          0.13              3.04             3.17        (0.13)         (0.43)            (0.56)
1989           14.35          0.13              0.81             0.94        (0.13)         (1.34)            (1.47)
1990           13.82          0.02             (2.38)           (2.36)       (0.02)         (0.12)            (0.14)
1991           11.32         (0.08)             5.66             5.58           -           (0.84)            (0.84)
1992           16.06         (0.09)             6.91             6.82           -           (2.47)            (2.47)
1993           20.41         (0.12)             3.95             3.83           -           (1.02)            (1.02)
1994           23.22         (0.09)             0.47             0.38           -           (0.88)            (0.88)
-----------------------------------------------------------------------------------------------------------------------

HEARTLAND SMALL CAP CONTRARIAN FUND

4/27/95(1)
to 9/30/95    $10.00        $ 0.04            $ 1.65           $ 1.69       $   -          $    -            $   -

-----------------------------------------------------------------------------------------------------------------------
HEARTLAND VALUE & INCOME FUND

10/26/93(1)
to 12/31/93   $10.00        $ 0.07            $ 0.45           $ 0.52       $(0.07)        $    -            $(0.07)
1994           10.45          0.41             (0.92)           (0.51)       (0.41)             -             (0.41)

-----------------------------------------------------------------------------------------------------------------------
HEARTLAND U.S. GOVERNMENT SECURITIES FUND

4/9/87(1)
to 12/31/87   $ 9.55        $ 0.50            $(0.33)          $ 0.17       $(0.50)        $    -            $(0.50)
1988            9.22          0.76             (0.18)            0.58        (0.76)             -             (0.76)
1989            9.04          0.77              0.21             0.98        (0.77)             -             (0.77)
1990            9.25          0.73              0.14             0.87        (0.73)             -             (0.73)
1991            9.39          0.69              0.83             1.52        (0.69)         (0.25)            (0.94)
1992            9.97          0.66              0.30             0.96        (0.66)         (0.34)            (1.00)
1993            9.93          0.56              1.18             1.74        (0.56)         (0.61)            (1.17)
1994           10.50          0.59             (1.59)           (1.00)       (0.59)             -             (0.59)
-----------------------------------------------------------------------------------------------------------------------


(1)  Commencement of operations
(2)  Unaudited
(3)  Annualized
(4)  Not Annualized


Please refer to page 5a for additional Financial Highlights.




                          P  R  O  S  P  E  C  T  U  S

-------------------------------------------------------------------------------------------
                                               RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
                                                                    RATIO OF
                                                 RATIO OF NET    NET INVESTMENT
     NET ASSET                     NET ASSETS,   EXPENSES TO     INCOME/(LOSS)    PORTFOLIO
      VALUE,           TOTAL         END OF        AVERAGE         TO AVERAGE      TURNOVER
   END OF PERIOD      RETURN*        PERIOD      NET ASSETS        NET ASSETS       RATIO
-------------------------------------------------------------------------------------------
      $13.46          41.4%(2)    $ 11,348,013     2.47%             0.24%           64%
       14.01          11.0%(2)      28,146,987     1.66%             0.71%           89%
       11.74          (8.4)%(2)     27,536,584     1.51%             0.43%           78%
       14.35          27.1%         28,499,177     1.71%             0.85%           50%
       13.82           6.6%         30,797,831     1.65%             0.86%           88%
       11.32         (17.1)%        19,942,598     1.74%             0.14%           76%
       16.06          49.4%         29,879,996     1.69%            (0.54)%          79%
       20.41          42.5%         48,391,112     1.48%            (0.49)%          76%
       23.22          18.8%        186,518,201     1.51%            (0.71)%          51%
       22.72           1.7%        339,364,388     1.39%            (0.52)%          35%
-------------------------------------------------------------------------------------------

      $11.69          16.9%(4)    $ 37,271,315     1.45%(3)          1.91%(3)        23%


-------------------------------------------------------------------------------------------


      $10.45           5.2%(4)    $  5,810,983     1.30%(3)          6.52%(3)         6%
        9.53          (5.0)%         9,884,142     1.80%             4.39%          127%


-------------------------------------------------------------------------------------------


      $ 9.22           1.9%(2)    $ 12,610,076     1.04%(3)          7.16%(3)        64%
        9.04           6.4%         12,414,180     0.95%(5)          8.25%          136%
        9.25          11.3%         11,594,574     0.89%(5)          8.45%          142%
        9.39          10.0%         16,423,750     0.86%(5)          7.98%          127%
        9.97          17.0%         29,101,367     0.92%(5)          7.06%          185%
        9.93          10.1%         28,377,978     0.92%(5)          6.71%          149%
       10.50          17.8%         66,788,763     1.06%(5)          5.09%          200%
        8.91          (9.6)%        64,807,074     1.07%(5)          6.30%           95%
-------------------------------------------------------------------------------------------


(5) Heartland Advisors voluntarily waived the management fee in its entirety from May 7, 1988 through November 30, 1990. Effective December 1, 1990, Heartland Advisors partially reinstated a portion of the fee at the rate of .25 of 1% of average net assets and, effective January 20, 1992 and January 1, 1993, respectively, reinstated additional portions of the fee resulting in a rate of .35 of 1% and .50 of 1% of average daily net assets, respectively.

 * Contingent deferred and initial sales charges in effect for the Funds prior to June 1, 1994 are not reflected in Total Return as set forth in the table.



                          P  R  O  S  P  E  C  T  U  S

FINANCIAL HIGHLIGHTS



The following information supplements the information contained in the Financial Highlights Table on pages 4 and 5 of this Prospectus. The table should be read in conjunction with the unaudited financial statements and related notes included in each Fund's Semi-Annual Report for the six months ending June 30, 1995, which are incorporated by reference into the Statement of Additional Information.



-------------------------------------------------------------------------------------------------------------------
                                                           HEARTLAND          HEARTLAND              HEARTLAND
                                                             VALUE          VALUE & INCOME        U.S. GOVERNMENT
For the six months ending June 30, 1995                     FUND(2)             FUND(2)          SECURITIES FUND(2)
-------------------------------------------------------------------------------------------------------------------

PER SHARE DATA:

  Net Asset Value, Beginning of Period                     $  22.72           $  9.53                $  8.91
-------------------------------------------------------------------------------------------------------------------
  Income from Investment Operations:
  Net investment income                                        0.04              0.22                   0.30
  Net realized and unrealized gains
      on securities                                            4.35              1.48                   0.65
                                                           --------           -------                -------
  Total from investment operations                             4.39              1.70                   0.95
-------------------------------------------------------------------------------------------------------------------
  Less Distributions:
  Dividends from net investment income                          --              (0.22)                 (0.30)
  Distributions from capital gains                              --                --                     --
  Total distributions                                           --              (0.22)                 (0.30)
  Net asset value, end period                              $  27.11           $ 11.01                $  9.56
-------------------------------------------------------------------------------------------------------------------
  Total Return(1)                                              19.3%(4)          17.9%(4)               10.8%(4)
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end period (in thousands)                    $997,281           $14,284                $66,540
  Ratio of net expenses to average net assets                  1.12%(3)          1.58%(3)               1.02%(3)(5)
  Ratio of net investment income to average net assets         0.49%(3)          4.54%(3)               6.48%(3)
  Portfolio turnover rate                                        25%(3)           160%(3)                 74%(3)
-------------------------------------------------------------------------------------------------------------------



(1) Contingent deferred sales charges in effect for the Funds prior to June 1, 1994 are not reflected in Total as set forth in the table.


(2)  Unaudited


(3)  Annualized


(4)  Not annualized


(5) Heartland Advisors voluntarily waived the management fee in its entirety from May 7, 1988 through November 30, 1990. Effective December 1, 1990, Heartland Advisors partially reinstated a portion of the fee at the rate of .025 of 1% of average net assets and, effective January 20, 1992 and January 1, 1993, respectively, reinstated additional portions of the fee resulting in a rate of .35 of 1% and .50 of 1% of average daily net assets, respectively.





                          P  R  O  S  P  E  C  T  U  S


                                       5a

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES. The investment objectives of each of the Funds are fundamental and may not be changed without shareholder approval. The investment policies of the Funds, unless otherwise specified, are not fundamental policies, and therefore may be changed by the affirmative vote of a majority of the directors of Heartland. In view of the risks inherent in all investments in securities, there is no assurance that the investment objectives of the Funds will be achieved.

The VALUE FUND'S investment objective is long-term capital appreciation.

The SMALL CAP CONTRARIAN FUND'S investment objective is maximum long-term growth. The Fund seeks to take advantage of both rising and, to a lesser degree, declining markets.

The VALUE & INCOME FUND'S investment objective is capital growth and current income.

The U.S. GOVERNMENT SECURITIES FUND'S investment objectives are a high level of current income, liquidity and safety of principal.

VALUE FUND


Effective July 1, 1995, the Value Fund closed to new investors. Investors who are shareholders of the Value Fund on July 1, 1995, certain employee benefit plans and certain financial advisers and planners may continue to add to an existing account or open new accounts. See "How to Buy Shares." The Fund may resume sales to new investors at some future date, but it has no present intention to do so.


To achieve long-term capital appreciation, the Value Fund invests primarily in equity securities of small companies with market capitalizations of less than $300 million selected on a value basis. Heartland Advisors selects securities it considers to be underpriced relative to a set of factors, including:

- price/earnings ratio

- market price to book value

- price/cash flow ratio

- earnings growth

- long-term debt/capital

- management capabilities

- undervalued assets

- potential for favorable developments

- insider and institutional ownership

- technical analysis

While the Value Fund may invest in securities of companies with market capitalizations in excess of $300 million, a majority of the Fund's investments will be in stocks with smaller market capitalizations. As of March 31, 1995, the median market capitalization of the companies in the Value Fund's portfolio was approximately $43 million, with a weighted average market capitalization for the Fund's portfolio of approximately $135 million. Equity securities of companies with smaller market capitalizations may involve a higher degree of risk than investments in the general equity markets in that such securities may be subject to greater price volatility and may have less market liquidity than equity securities of companies with larger market capitalizations. The Value Fund will invest at least 65% of its total assets in equity securities



                          P  R  O  S  P  E  C  T  U  S
of value companies as determined by Heartland Advisors in accordance with the factors listed above. The Value Fund may also invest in convertible securities and debt securities rated B or above, and warrants, each up to 5% of the Fund's net assets.

As a matter of fundamental policy, the Value Fund will not purchase the securities of any company if, as a result: (i) it would own more than 10% of the outstanding voting securities of such company; (ii) such holdings would amount to more than 5% of the Value Fund's total assets; or (iii) more than 25% of its assets would be concentrated in any one industry. These limitations do not apply to U.S. government securities. The Value Fund may, from time to time purchase securities issued by broker-dealers that sell or distribute its shares or that execute portfolio brokerage transactions for the Value Fund; provided that any such purchases will only be made in accordance with the limitations imposed on such purchases by the Securities and Exchange Commission. The Value Fund will not invest in securities issued by Heartland Advisors or any affiliate of Heartland Advisors.

SMALL CAP CONTRARIAN FUND

The Small Cap Contrarian Fund seeks to achieve maximum long-term growth by aggressive, yet flexible, value investing world-wide in growing companies that are attractively priced. The Fund seeks to take advantage of both rising and, to a lesser degree, declining markets. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of smaller companies with market capitalizations of less than $500 million.

The Small Cap Contrarian Fund takes an aggressive investment approach and may be appropriate for investors who seek potentially high long-term returns, have an investment horizon of at least three years, and are willing to accept certain risks, including risks of short selling, futures and options, foreign securities, leverage and potentially significant short-term fluctuations in the Fund's share price. See "Other Investment Policies, Practices and Risk Factors of the Funds."

The Fund focuses its investments primarily on equity securities of domestic, multinational and foreign companies whose potential values generally have been overlooked by other investors. Such companies include attractively priced, viable businesses that have not yet been discovered or become popular, previously unpopular companies having growth potential due to changed circumstances, companies that have declined in value and no longer command an investor following, and previously popular companies temporarily out of favor due to short-term factors. Heartland Advisors will consider certain factors in selecting the companies for the Fund's portfolio, including earnings, cash flows, book values and debt levels.

Equity securities in which the Fund may invest include common stock, convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock, and other equity securities, including real estate investment trusts. Equity securities of companies with smaller market capitalizations may involve a higher degree of risk than investments in the general equity markets in that such securities may be subject to greater price volatility and may have less market liquidity than equity securities of companies with larger market capitalizations.



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

The Small Cap Contrarian Fund may invest up to, but less than, 35% of its total assets in debt securities, including lower-quality, high-yielding debt securities. The Fund may buy debt securities of all types and qualities issued by both domestic and foreign issuers. For information regarding the risks associated with investing in lower-quality securities, see "Investment Quality."

As a matter of fundamental policy, the Small Cap Contrarian Fund will not purchase the securities of any issuer if, as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; or (ii) more than 25% of its assets would be concentrated in any one industry. These limitations do not apply to U.S. government securities. The aggressive investment techniques in which the Small Cap Contrarian Fund may engage may entail risks not encountered by the average mutual fund. Some techniques, such as short sales, the use of put and call options and futures, investments in foreign securities, leverage and short-term trading, may be considered speculative and may also result in higher operating expenses. See "Other Investment Policies and Practices of the Funds."

VALUE & INCOME FUND

To achieve its objectives, the Value & Income Fund invests in equity and debt securities. The proportion of the Fund's assets invested in each type of security will vary from time to time in accordance with Heartland Advisors' assessment of economic conditions and investment opportunities.

The equity securities in which the Fund primarily invests are securities selected on a value basis. Heartland Advisors selects equity securities it considers underpriced relative to a set of factors, including:

- price/earnings ratio

- market price to book value

- price/cash flow ratio

- earnings growth

- long-term debt/capital

- management capabilities

- undervalued assets

- potential for favorable developments

- insider and institutional ownership

- technical analysis

The Value & Income Fund may invest in debt securities and convertible debt securities of any type that are considered investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or unrated securities judged by Heartland Advisors to be of comparable quality. The Fund may also invest up to 25% of its assets in non-investment grade debt securities and convertible debt securities, provided that the Fund may not invest in securities rated below B, or judged by Heartland Advisors to be of comparable quality, at the time of purchase. See "Investment Quality."

The Fund may also invest up to 5% of its net assets in warrants. The Fund expects to realize income from dividends earned on equity investments and from interest earned on debt securities. As a matter of fundamental policy, the Value & Income Fund will not purchase the securities of any issuer if, as a result: (i) the Fund would own more than 10% of the outstanding voting securities of such issuer; (ii) with respect to 75%



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

of the Fund's total assets, more than 5% of its total assets would be invested in such issuer; (iii) with respect to its total portfolio, more than 10% of the total assets would be invested in such issuer; or (iv) more than 25% of its assets would be concentrated in any one industry. These limitations do not apply to U.S. government securities.

U.S. GOVERNMENT SECURITIES FUND

As a fundamental policy, the U.S. Government Securities Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities. The government obligations in which the Fund may invest may be either direct obligations of the Treasury or securities issued or guaranteed by government agencies or instrumentalities. Of the obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, some are backed by the full faith and credit of the U.S. government and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank bonds and Federal National Mortgage Association securities). Investments in this latter category of obligations are subject to risk based on the creditworthiness of the issuing agency or instrumentality, and there is no assurance that the U.S. government will provide financial support for such agencies or instrumentalities.

Heartland Advisors buys and sells securities after considering economic conditions, liquidity factors and interest rate trends. Increases in interest rates may decrease the value of the U.S. Government Securities Fund's portfolio and decreases in interest rates may increase the value of its portfolio. The U.S. Government Securities Fund's return will also vary from time to time depending on fluctuation in market interest rates. The average maturity within the portfolio will be shifted in response to anticipated changes in interest rates. The average maturity will be shortened when Heartland Advisors expects interest rates to rise, and will be lengthened when lower rates are anticipated.

The U.S. Government Securities Fund may invest up to 35% of its total assets in corporate debt securities and convertible debt securities, including up to 25% of its total assets which may be invested in non-investment grade debt securities and convertible debt securities, provided that the Fund may not invest in securities rated below B by Moody's or S&P, or judged by Heartland Advisors to be of comparable quality, at the time of purchase. See "Investment Quality."

INVESTMENT QUALITY

INVESTMENT GRADE SECURITIES. Investment grade debt securities in which the Value Fund, the Small Cap Contrarian Fund, the Value & Income Fund and U.S. Government Securities Fund may invest are considered by Heartland Advisors to include securities rated at the time of purchase within the four highest rating categories assigned by Moody's or S&P, or securities which are unrated, provided that such securities are judged by Heartland Advisors, at the time of purchase, to be of comparable quality to securities rated within such four highest categories. Securities rated in the fourth highest rating category are more sensitive to economic changes than are securities rated in a higher category and such securities have speculative characteristics.



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

HIGH YIELD SECURITIES. Non-investment grade securities (commonly known as "junk bonds") in which the Value, Small Cap Contrarian, Value & Income and U.S. Government Securities Funds may invest may be regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds typically offer higher rates of return, they involve greater risk, including greater risk of default and loss of principal. The prices of these lower rated bonds may be less sensitive to interest rate changes than higher rated bonds, but more sensitive to adverse economic changes. Periods of economic uncertainty and change may cause market price volatility in these higher yielding bonds and corresponding volatility in the Fund's net asset value. Furthermore, higher yielding bonds may contain redemption or call provisions which, if exercised during a declining interest rate environment, may require the Fund to replace the security with a lower yielding security, resulting in a decreased return to the Fund. Finally, the secondary trading market for higher yielding bonds may not be as active as for lower yielding bonds. As a result, it may be difficult to accurately assess the value of such bonds (and therefore the respective Fund's securities portfolio), and the Fund's ability to dispose of such bonds may be limited. For a more detailed discussion of the risks associated with investing in lower rated securities, see "Investment Policies and Methods - Non-Investment Grade Securities" in the Statement of Additional Information. Debt securities rated B, the lowest category in which the Value, Value & Income and U.S. Government Securities Funds may invest, are regarded by S&P as having a greater vulnerability to default but having the ability, at the time they are rated, to meet scheduled interest and principal payments. Moody's notes that the assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. The Small Cap Contrarian Fund may invest in debt securities rated as low as the lowest rating category assigned by Moody's or S&P, which securities may be even more speculative than B rated debt. A description of the ratings assigned by Moody's and S&P is contained in the Statement of Additional Information.

ASSET COMPOSITION

The following table provides a summary of the Value & Income Fund's and U.S. Government Securities Fund's debt holdings as rated by Moody's or, in the case of unrated securities, as determined by Heartland Advisors. These figures are dollar-weighted averages of month-end portfolio holdings during the year ended December 31, 1994, presented as a percentage of total portfolio holdings. These percentages are historical and are not necessarily indicative of the quality of current or future Fund holdings, which may vary.

--------------------------------------------------------------------------------
MOODY'S RATING              VALUE & INCOME           U.S. GOVERNMENT SECURITIES
OR EQUIVALENT                FUND AVERAGE                   FUND AVERAGE
--------------------------------------------------------------------------------
     Aaa                         8.2%                           68.0%
      Aa                          0%                             0.2%
      A                           0%                            10.9%
     Baa                          0%                             7.0%
      Ba                         4.5%                           10.9%
      B                         12.2%                             0%



                          P  R  O  S  P  E  C  T  U  S

The dollar-weighted average of debt securities included in these figures and not rated by Moody's amounted to 3.6% of the Value & Income Fund's total portfolio. This may include securities rated by other nationally recognized rating organizations, as well as unrated securities. Unrated securities are not necessarily lower quality securities. Please refer to the Statement of Additional Information for a more complete discussion of these ratings.

OTHER INVESTMENT POLICIES, PRACTICES AND RISK FACTORS OF THE FUNDS

In addition to the investments described above for each Fund, the Funds may invest in securities and employ investment techniques that may present special risks as described below. Although there is no uniform definition of "derivative securities," certain instruments in which the Funds may invest may be considered derivative because the value of the instrument fluctuates depending upon the value of another security, index, reference interest rate, or currency. These instruments may include options, futures, options on futures, forward foreign currency contracts, indexed securities, and certain stripped obligations and mortgage-backed securities. A more complete discussion of the Funds' securities and investment techniques and their associated risks, as well as further investment restrictions to which the Funds may be subject, is contained in the Statement of Additional Information.

OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may engage in transactions in options, futures contracts, and options on futures contracts to hedge protectively against anticipated declines in the market value of its portfolio securities, or against increases in the market values of securities it intends to purchase, or to manage exposure to changing interest rates or, with respect to the Value Fund, the Small Cap Contrarian Fund and the Value & Income Fund, as a hedge against changes in prevailing levels of currency exchange rates. The Funds will not use these instruments for speculation. Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy.

The Value Fund, the Value & Income Fund and the U.S. Government Securities Fund each may write covered call options and purchase put options that are traded on recognized U.S. exchanges with respect to specific securities and enter into closing transactions with respect to such options. The Value Fund and the Value & Income Fund also may sell covered call options and purchase put options on foreign currencies and on stock indices composed of securities of the same general character as each Fund's portfolio and may enter into closing transactions with respect to such options.

The Value Fund, the Value & Income Fund and the U.S. Government Securities Fund each may purchase and sell futures contracts, including interest rate futures, index futures and, with respect to the Value Fund and the Value & Income Fund, currency futures, that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. Each of those Funds may also write covered call options and purchase put options on futures contracts and enter into closing transactions with respect to such options.



                          P  R  O  S  P  E  C  T  U  S

The Small Cap Contrarian Fund may buy and sell options and futures, including purchasing and writing put and call options and options on futures, based on any type of security, index, or currency related to its investments, including options and futures traded on foreign exchanges and options not traded on exchanges. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options.

Each Fund will limit its use of these hedging instruments so that: (i) no more than 5% of the Fund's total assets would be committed to initial margin deposits or premiums on futures contracts; (ii) no more than 25% of the Fund's net assets would be subject to futures contracts; (iii) no more than 5% of the Fund's total assets would be committed to premiums paid for options; and (iv) no more than 25% of the Fund's total assets would be subject to options. Each of these limitations applies immediately after a purchase. A subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security, option or future from the portfolio. Consequently, more than 25% of a Fund's assets could be hedged at a date subsequent to the hedging transaction.

Options and futures can be highly volatile investments and involve certain risks. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Heartland Advisors' attempts to use such investments for hedging purposes may not be successful and could result in reduction of a Fund's total return. A Fund's potential losses from the use of futures extend beyond its initial investment in such contracts. Each Fund could also experience losses if the prices of its options or futures positions were poorly correlated with its other investments, or if it was unable to close out its positions due to disruptions in the market or lack of liquidity. Options and futures traded on foreign exchanges in which the Small Cap Contrarian Fund may invest generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Fund if the other party to the contract defaults.

SHORT SALES. If the Small Cap Contrarian Fund anticipates that the price of a security will decline, it may sell the security short (sell a security which the Fund does not then own for delivery at a future date) and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. The Fund will maintain a segregated account with cash or liquid assets to cover its open short positions.

The Value Fund, the Small Cap Contrarian Fund and the Value & Income Fund may each engage in "short sales against the box," a less aggressive short selling technique which involves selling a security that the Fund owns (or has an unconditional right to purchase) for delivery at a specified date in the future, to hedge protectively against anticipated declines in the market price of its portfolio's securities or to defer an unrealized gain. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. Those Funds may also engage in short sales of securities of an issuer ("acquiror") that has publicly announced a proposed or a pending transaction in which a portfolio security of


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                                       12
the Fund will be converted into securities of the acquiror. Each Fund will maintain a segregated collateral account with its custodian to cover open short positions in acquiror securities. If the value of an acquiror's security sold short were to increase relative to the segregated collateral, the Fund would lose the opportunity to participate in the appreciation and may also be required to purchase additional shares of the shorted security to close out the position or settle the position in cash.

The Small Cap Contrarian Fund will not sell short securities whose underlying value exceeds 25% of its total assets and the Fund will limit short sales, other than short sales against the box or of acquiror securities, of any one issuer's securities to 2% of the Fund's total assets and to 2% of any one class of the issuer's securities. The Value Fund and the Value & Income Fund will each limit short sales against the box and of acquiror securities so that: (i) no more than 5% of its total assets would be subject to open short positions; and (ii) no more than 10% of the Fund's net assets would be held as collateral for such positions.

FOREIGN SECURITIES. The Value Fund and the Value & Income Fund may invest up to 15% of their respective assets directly in the securities of foreign issuers. The Small Cap Contrarian Fund may invest up to 25% of its assets in foreign securities or in any one currency. The Value Fund, the Small Cap Contrarian Fund and the Value & Income Fund may also invest in foreign securities in domestic markets through depository receipts and securities of foreign issuers that are traded on a registered American stock exchange or the NASDAQ National Market System without regard to the above limitations. While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve certain risks in addition to the credit and market risks normally associated with domestic securities. Such risks include: adverse political and economic developments or social instability; the imposition of foreign withholding taxes or exchange controls; expropriation or nationalization; currency blockage (which could prevent cash from being brought back to the United States); the impact of exchange rate and foreign currency fluctuations on the market value of foreign securities; more limited availability of public information regarding security issuers; the degree of governmental supervision regarding securities markets; different accounting, auditing and financial standards; difficulties in enforcing legal rights; and the potential for less liquidity and more volatility of foreign securities markets.

Brokerage commissions, fees for custodial services, and other costs relating to foreign investments generally are greater than in the U.S. Such markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to settle certain transactions. Inability to sell a portfolio security due to settlement problems could result either in a loss to the Fund if the value of the portfolio security subsequently declined, or, if the Fund had entered into a contract to sell the security, could result in possible claims against the Fund.

FOREIGN CURRENCY TRANSACTIONS. Foreign securities are subject to currency risk, that is, the risk that the U.S. dollar value of these securities may be affected favorably or unfavorably by changes in foreign currency exchange



                          P  R  O  S  P  E  C  T  U  S
rates and exchange control regulations. To manage this risk and facilitate the purchase and sale of foreign securities, the Value Fund, the Small Cap Contrarian Fund and the Value & Income Fund may engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts (agreements to exchange one currency for another at a future date), or they may engage in transactions in options on foreign currencies, currency futures contracts, or options on currency futures contracts. Although foreign currency transactions will be used to protect the Funds from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and a Fund's total return could be adversely affected as a result.

MORTGAGE-BACKED SECURITIES. The U.S. Government Securities Fund may invest a substantial portion of its assets in mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities. These securities represent interests in pools of mortgages, and may include stripped mortgage-backed securities. Mortgage-backed securities may be guaranteed by the issuing governmental agency and, as is the case with GNMA certificates, may also be backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to prepayment risk, that is, the possibility that prepayments on the underlying mortgages will cause the principal and interest on the mortgage-backed securities to be paid prior to their maturities, and the value of these securities may be significantly affected by changes in interest rates. Prepayments during a period of declining interest rates may result in the Fund having to invest the unanticipated proceeds in lower-yielding securities.

ZERO COUPON BONDS AND STRIPPED SECURITIES. The Small Cap Contrarian Fund, the Value & Income Fund and the U.S. Government Securities Fund may invest in zero coupon bonds, which do not pay current interest, but are purchased at a discount from their face value with principal and accrued interest paid at maturity. Those Funds may also invest in stripped obligations, which are the separate income or principal components of a debt instrument, issued by the U.S. government or its agencies and instrumentalities. The market value of zero coupon bonds and stripped obligations may be subject to greater volatility in response to changes in interest rates than other debt securities.

INDEXED SECURITIES. The Small Cap Contrarian Fund, the Value & Income Fund and the U.S. Government Securities Fund may invest in indexed securities whose value is linked to currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity, or interest rates, rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates) and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and the market for indexed securities may be thinner than the market for securities in general, which can adversely affect the availability of market quotations and the prices at which indexed securities are sold.



                          P  R  O  S  P  E  C  T  U  S

REAL ESTATE INVESTMENT TRUSTS. The Small Cap Contrarian Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs"). REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT in which the Fund has invested to continue to qualify as a REIT for tax purposes would have an adverse impact on the value of the Fund's investment.

LENDING PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities to institutional investors or broker-dealers to a maximum of 30% of its assets, where such loans are callable at any time and are continuously secured by collateral consisting of cash or liquid assets at least equal to the value of the security loaned. The collateral received by a Fund will be invested in short-term debt instruments. The respective Fund receives amounts equal to earned income for having made the loans. The respective Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan period inures to the Fund. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities, each Fund takes into account the creditworthiness of the borrower since the Fund could experience costs and delays in recovering loaned securities or exercising its rights to the collateral in the event of bankruptcy of the borrower. Each Fund may pay a fee to placing brokers in connection with loans of its portfolio securities.

REPURCHASE AGREEMENTS. The Small Cap Contrarian Fund, Value & Income Fund and the U.S. Government Securities Fund may enter into repurchase agreements with banks and broker-dealers, under which the Fund purchases securities and agrees to sell them back at a specified time and price. The difference between the amount the Fund pays for the securities and the amount it receives upon resale is accrued as interest and reflected in its net income. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the Fund could experience costs and delays in liquidating the underlying security, which is held as collateral, and the Fund might incur a loss if the value of the collateral held declines during this period. In determining whether to enter into a repurchase agreement, the respective Fund will take into account the creditworthiness of the counterparty. The Small Cap Contrarian Fund, Value & Income Fund and the U.S. Government Securities Fund will use repurchase agreements as a means of making short-term investments, and will invest in repurchase agreements of a duration of seven days or less in an amount not exceeding 25% of their respective net assets. Each Fund's ability to invest in repurchase agreements that mature in more than seven days is subject to an investment restriction that limits investment in "illiquid" securities, including such repurchase agreements, to 10% of net assets.

REVERSE REPURCHASE AGREEMENTS. The Small Cap Contrarian Fund may enter into reverse repurchase agreements with banks and broker- dealers, under which the Fund sells a portfolio security to such party in return for cash and the Fund agrees to repurchase the instrument at a particular price and time. While a



                          P  R  O  S  P  E  C  T  U  S
reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under the agreement. To the extent that the value of the security the Fund agrees to repurchase declines, the Fund may experience a loss. Reverse repurchase transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage. In determining whether to enter into a reverse repurchase agreement, the Fund will take into account the creditworthiness of the counterparty.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Small Cap Contrarian, Value & Income and U.S. Government Securities Funds may purchase and sell securities on a "when-issued" and "delayed delivery" basis, i.e., obligate themselves to purchase or sell securities with delivery and payment to occur at a later date in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The market value of a security may increase or decrease between the time that the Fund makes its commitment and the time the security is delivered. Each Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. At the time a Fund makes a commitment to purchase an obligation, it will record the transaction and reflect the value of the obligation in determining its net asset value. The custodian will maintain on a daily basis a separate account consisting of cash or liquid securities with a value at least equal to the amount of the Fund's commitments to purchase when-issued obligations. There are no limitations on the percentage of the Fund's assets which may be invested in such securities; however, it is not expected that at any one time more than 25% of its assets would be so invested.

SHORT-TERM INVESTMENTS. Each Fund may invest a portion of its portfolio in liquid reserves to meet its cash flow requirements. Under normal conditions, none of the Funds anticipates that such reserves will exceed 10% of its assets. Such reserves may be increased to enable a Fund to take advantage of buying opportunities or may be increased up to 100% of a Fund's assets for temporary defensive purposes. Such reserves will be invested in money market instruments, including certificates of deposit, commercial paper, short- term corporate debt securities, and U.S. government securities.

BORROWINGS AND LEVERAGE. As a fundamental policy, the Value, Value & Income and U.S. Government Securities Funds will not borrow money or property except for temporary or emergency purposes. If one of those Funds ever should borrow money, it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). None of the Value, Value & Income and U.S. Government Securities Funds will pledge more than 15% of its net assets to secure such borrowings. In the event one of those Funds' borrowings exceeds 5% of the market value of its total assets, the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets.

The Small Cap Contrarian Fund may borrow from banks



                          P  R  O  S  P  E  C  T  U  S
up to one-third of its total assets, and may pledge its assets in connection with such borrowings. If the Small Cap Contrarian Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. This leverage may exaggerate changes in the Small Cap Contrarian Fund's share value and the gains and losses on the Fund's investments. Leverage also creates interest expenses that may exceed the return on investments made with the borrowings.

ILLIQUID INVESTMENTS. Under the supervision of, and pursuant to the guidelines adopted by, the Board of Directors, Heartland Advisors determines which of a Fund's investments are classified as illiquid. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell such an investment promptly at an acceptable price. None of the Funds may invest more than 10% of their respective net assets in illiquid investments.

PORTFOLIO TURNOVER. The Value Fund and the Value & Income Fund will not trade portfolio securities for short-term profits, but when circumstances warrant, securities may be sold without regard to their holding period. During the fiscal years ended December 31, 1994 and 1993, the portfolio turnover rates for the Value Fund were 35% and 51%, respectively, and for the U.S. Government Securities Fund were 95% and 200%, respectively. The portfolio turnover rate for the Value & Income Fund for the fiscal year ended December 31, 1994 was 127% and for the period from October 26, 1993 (commencement of operations) to December 31, 1993 was 6%. Annual portfolio turnover for the Small Cap Contrarian Fund is expected to be less than 200%. A high turnover rate may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed.

-------------------------------------------------------------------------------
HOW TO BUY SHARES

SHARE PRICE

The Fund's shares are sold without a sales charge. Each Fund's share price is the net asset value per share next determined following receipt of an order in proper form or receipt of funds by the Agent if purchase is made by wire. Net asset value is calculated daily as described under "Net Asset Value Calculation." Firstar Trust Company serves as the Fund's transfer and dividend disbursing agent (the "Agent").



                          P  R  O  S  P  E  C  T  U  S

OPENING AN ACCOUNT AND PURCHASING SHARES

BY MAIL TO:                                   BY OVERNIGHT MAIL TO:
    Firstar Trust Company                        Firstar Trust Company
    Mutual Fund Services, 3rd Floor              Mutual Fund Services, 3rd Floor
    P.O. Box 701                                 615 East Michigan Street
    Milwaukee, WI 53201-0701                     Milwaukee, WI 53202

To Open an Account:

Complete and sign the Account Application. Make your check payable to either Heartland Value Fund, Heartland Small Cap Contrarian Fund, Heartland Value & Income Fund or Heartland U.S. Government Securities Fund and mail to one of the addresses above.


If you are investing through a tax-sheltered retirement plan, such as an IRA, you will need to use a special application.


To Add to an Account:

Make your check payable to the Fund you are invested in, indicate your Fund account number on your check, and mail to one of the addresses above. You may also include an "Additional Investment Form" from a prior account statement with your check.

--------------------------------------------------------------------------------
BY WIRE:  (NOT AVAILABLE FOR INVESTMENTS IN RETIREMENT PLANS)

Firstar National Bank
ABA #0750-00022
Firstar Trust MFS A/C #112-952-137
777 East Wisconsin Avenue, Milwaukee, WI 53202
CREDIT TO: Heartland (name of Fund), (your account number and the title of the account)

To Open an Account:

Call the Agent at 1-800-248-1162 for an account number prior to sending the wire. Specify Fund name, include your name, and your new account number, and wire as described above. Then complete, sign and mail the Account Application to one of the addresses above for mail or overnight mail.

To Add to An Account:

Specify Fund name, include your name and account number, and wire as described above.

--------------------------------------------------------------------------------
BY TELEPHONE TO THE AGENT:

1-800-248-1162    or    414-287-3702

To Open an Account:

Unless you have elected not to have this privilege on the Account Application, you may call to exchange from another Heartland fund account with the same registration, including name, address and taxpayer ID number. See "Shareholder Services-Exchange Privilege."

To Add to an Account:

Unless you have elected not to have this privilege on the Account Application, you may call to exchange from another Heartland fund account with the same registration, including name, address and taxpayer ID. See "Shareholder Services-Exchange Privilege."



                          P  R  O  S  P  E  C  T  U  S

AUTOMATICALLY:

To Open an Account:

Not available.

To Add to An Account:

Use Heartland's automatic investment plan. Sign up for this service on your Account Application, or call 1-800-HEARTLN to add it.

--------------------------------------------------------------------------------
THROUGH SECURITIES REPRESENTATIVES:

To Open an Account:

You may purchase shares through a broker-dealer or financial institution which must promptly forward the order, together with payment, to the Agent. The broker-dealer or financial institution may charge a fee for such services.

To Add to An Account:

You may purchase shares through a broker-dealer or financial institution which must promptly forward the order, together with payment, to the Agent. The broker-dealer or financial institution may charge a fee for such services.

--------------------------------------------------------------------------------

CONDITIONS OF YOUR PURCHASE.

MINIMUM INVESTMENTS. The minimum initial investment for each Fund is $1,000, except in the case of retirement plan investors and investors who elect to invest through the automatic investment plan (see "SHAREHOLDER SERVICES"). The minimum additional investment, except for reinvestments of distributions and investments under the automatic investment plan, is $100.

PURCHASES THROUGH SERVICE PROVIDERS. If you purchase shares through a program of services offered or administered by a broker- dealer, financial institution, or other service provider, you should read the program materials provided by the service provider, including information relating to fees, in conjunction with this Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided. When shares are purchased this way, the service provider, rather than its customer, may be the shareholder of record of the shares. Certain service providers may receive compensation from the Funds or Heartland Advisors for providing such services.

OTHER CONDITIONS. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Cash will not be accepted for the purchase of shares. If a check fails to clear, the purchase to which the check relates will be cancelled and the prospective investor will be liable for any losses or fees incurred by the Funds or the Funds' Agent, including without limitation a $15 fee to cover bank handling charges for returning checks due to insufficient funds. When purchases are made by check, a Fund can hold payment on redemption of shares so purchased until the Fund is reasonably satisfied that the check has cleared. To avoid such a delay, an investor can wire federal funds as described



                          P  R  O  S  P  E  C  T  U  S
above from a bank, which may charge a fee for that service. Wiring federal funds means that the bank sends money to a bank account maintained by a Fund through the Federal Reserve System.


VALUE FUND CLOSED TO NEW INVESTORS

Effective July 1, 1995, the Value Fund closed to new investors, except as described below. Investors who held shares of the Value Fund, either in their own name or through a service provider, on July 1, 1995, may continue to add to an existing account or may open a new Value Fund account (i) through the purchase of additional Value Fund shares, (ii) through the reinvestment of dividends and cash distributions on any Value Fund shares owned, and (iii) through exchanges from other Heartland Fund accounts or a Portico Money Market Fund account. Shareholders of other Heartland Funds who are not also shareholders of the Value Fund will not be able to exchange into the Value Fund. New accounts which a Value Fund investor may open include accounts where the shareholder is the owner, a joint owner, or a custodian for a minor child. Employee benefit plans that became shareholders before the July 1, 1995 closing date may continue to purchase Fund shares in the course of their normal operations. Employee benefit plans that purchase shares through Heartland Advisors, or through a program of services offered or administered by a service provider that had an existing service agreement with the Value Fund or Heartland Advisors on July 1, 1995, may also purchase Value Fund shares after the closing date. Financial advisers or planners with at least $3 million of clients assets invested in the Value Fund as of July 1, 1995 may also continue to purchase shares of the Fund on behalf of new or existing clients. The discussion elsewhere in this Prospectus regarding the purchase of shares of the Value Fund is qualified by this limitation. The Value Fund may resume sales to new investors at some future date, but it has no present intention to do so.


-------------------------------------------------------------------------------
HOW TO REDEEM SHARES

Shareholders may have any or all of their shares redeemed as described below on any day the Funds are open for business at the next determined net asset value (see "Net Asset Value Calculation"). Shares of the Funds purchased between February 12, 1993 and June 1, 1994 subject to a contingent deferred sales charge remain subject to such charge upon redemption of shares.



                          P  R  O  S  P  E  C  T  U  S

BY TELEPHONE TO THE AGENT:

   1-800-248-1162
   or
   (414) 287-3702

You may redeem by calling the Agent, unless you elected not to have this privilege on your account application.

--------------------------------------------------------------------------------
THROUGH SECURITIES REPRESENTATIVES:

You may redeem shares through a broker-dealer or financial institution, which must promptly forward your instructions to the Agent. The broker-dealer or financial institution may charge a fee for such services.

--------------------------------------------------------------------------------
BY MAIL TO:

   Firstar Trust Company
   Mutual Fund Services, 3rd Floor
   P.O. Box 701
   Milwaukee, WI 53201-0701


   Send a written request specifying the name of the Fund, the number of shares to be redeemed, your name, your account number, and any additional documents listed below that apply to your particular account. The Agent cannot accept requests submitted by fax or requests specifying a particular date for redemption or other special conditions.


BY OVERNIGHT DELIVERY TO:
   Firstar Trust Company
   Mutual Fund Services, 3rd Floor
   615 East Michigan Street
   Milwaukee, WI 53202

--------------------------------------------------------------------------------

TYPE OF REGISTRATION                              REQUIREMENTS
   Individual, Joint Tenants,             Letter of instruction signed by all persons authorized
   Sole Proprietorship, Custodial,        to sign for the account, exactly as it is registered, accompanied
   General Partners                       by signature guarantee(s) if required.

   Corporations, Associations             Letter of instruction accompanied by a corporate resolution.
                                          The letter must be signed by at least one individual authorized
                                          (via corporate resolution) to act on the account. The corporate resolution must include a corporate seal or signature guarantee.

   Trusts                                 Letter of instruction signed by the Trustee(s) (as Trustee(s)), with signature guarantee(s). (If the Trustee's name is not registered on the account, provide a copy of the trust
                                          document, certified within the last 60 days.)

If you do not fall into any of these registration categories (i.e., executors, administrators, conservators, or guardians), please call the Agent for further instructions.
--------------------------------------------------------------------------------


                          P  R  O  S  P  E  C  T  U  S

TELEPHONE REDEMPTIONS. Shares may be redeemed by telephone to the Agent, unless the shareholder elects not to have this privilege on the account application. By establishing the telephone redemption service, the shareholder assumes some risks for unauthorized transactions. Heartland Advisors has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Agent, the Funds, Heartland Advisors or any of their employees fails to abide by these procedures, the Funds may be liable to a shareholder for losses he or she suffers from any resulting unauthorized transaction(s). However, none of the Agent, the Custodian, the Funds, Heartland Advisors or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures.

There is currently no charge for telephone redemptions, although a charge may be imposed in the future. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the Agent by telephone, shares may also be redeemed by delivering the redemption request to the Agent in person or by mail as described above. The Agent and the Funds reserve the right to change, modify or terminate this telephone redemption service at any time.

SIGNATURE GUARANTEES. To protect your account, the Agent and the Funds from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Agent to be sure that you are the person who has authorized a redemption from your account. Signature guarantees are required for: (1) any redemption by mail if the proceeds are to be paid to someone other than the person(s) or organization in whose name the account is registered or are to be sent to an address other than the address of the registered holder of the shares; (2) any redemptions by mail which request that the proceeds be wired to a bank; (3) any redemptions by mail where the redemption proceeds exceed $25,000; and (4) requests to transfer the registration of shares to another owner. These requirements may be waived by the Funds in certain instances.

The following institutions are acceptable guarantors: (a) commercial banks, savings and loan associations and savings banks, which are members of the Federal Deposit Insurance Corporation; (b) credit unions; (c) trust companies;
(d) firms which are members of a domestic stock exchange; and (e) foreign branches of any of the above. The Agent cannot accept guarantees from notaries public.

SENDING REDEMPTION PROCEEDS. The Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date.

BY MAIL. The Agent mails checks for redemption proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. The Agent will send redemption proceeds in accordance with your instructions.

BY WIRE. The Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Agent currently deducts a $7.50 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.



                          P  R  O  S  P  E  C  T  U  S

CERTAIN CONDITIONS. If, due to redemption or transfer, a shareholder's account drops below $500 for three months or more, the Funds have the right to redeem the shareholder's account, after giving 60 days notice, unless the shareholder makes additional investments to bring the account value to $1,000. No contingent deferred sales charge will be imposed on any involuntary redemption.

A Fund may suspend the right to redeem shares for any period during which (a) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (b) there is an emergency as a result of which it is not reasonably practicable for the Fund to sell its portfolio securities or to calculate the fair value of its net assets; or (c) the Securities and Exchange Commission may permit for the protection of shareholders.

CONTINGENT DEFERRED SALES CHARGE

The following information regarding redemptions of shares subject to contingent deferred sales charges applies only to shares of the Funds that were purchased between February 12, 1993 and June 1, 1994 subject to a contingent deferred sales charge and does not apply to shares of the Funds purchased on or after June 1, 1994.

REDEMPTION PRICE. Shares of each Fund purchased between February 12, 1993 and June 1, 1994 that are redeemed within three years of purchase may be subject to a contingent deferred sales charge at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of the shares until the time of redemption of such shares. The following table sets forth rates of the contingent deferred sales charge for the Funds:

------------------------------------------------------------------------------
                                                           CONTINGENT DEFERRED
                                                           SALES CHARGE AS A %
YEAR SINCE PURCHASE                                          OF DOLLAR AMOUNT
PAYMENT MADE                                                SUBJECT TO CHARGE
------------------------------------------------------------------------------
First                                                             3.0%
Second                                                            2.0%
Third                                                             1.0%
Fourth and thereafter                                             None
------------------------------------------------------------------------------

In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares purchased prior to the adoption of a contingent deferred sales charge, then of shares held for over three years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the three-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

AN EXAMPLE. Assume an investor purchased one hundred shares at $10 per share (at a cost of $1,000), and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore,


                          P  R  O  S  P  E  C  T  U  S

$400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase).

REDEMPTIONS AT NET ASSET VALUE. The contingent deferred sales charge is waived with respect to the following limited classes of redemptions: (i) redemptions following the death or disability (as defined in the Internal Revenue Code of 1986) of a shareholder if the Fund is notified of the death or disability at the time redemption is requested and such request is made within one year after such death or disability; (ii) redemptions in connection with retirement plan distributions (a) resulting from the death or disability of the employee or the tax-free return of an excess contribution or (b) to the extent that the redemption represents a minimum required distribution to a shareholder who has attained the age at which distributions are required to commence; (iii) redemptions by current or retired directors and officers of Heartland and Heartland Advisors, full-time employees of Heartland Advisors and retirement plans for such employees, and registered representatives of broker-dealers who have signed dealer agreements with Heartland Advisors for their personal accounts; (iv) redemptions by managed accounts of Heartland Advisors or an affiliated company or redemptions by companies affiliated with Heartland; (v) redemptions by any tax-exempt employee benefit plan for which continuation of its investment in a Fund would be improper under applicable law or regulation, subject to the Fund's right to require an opinion of counsel to that effect; and (vi) redemptions by registered investment companies or their shareholders resulting from reorganization transactions with a Fund. The term "employee" includes an employee's spouse (including the surviving spouse of a deceased employee) and children under 21 and retired employees. The contingent deferred sales charge is also waived in limited circumstances in conjunction with certain shareholder services. (See "Shareholder Services.") The shareholder must certify to the Fund, at the time of redemption, that certain qualifications are met and that the shareholder is entitled to waiver of the contingent deferred sales charge. The waiver will be granted subject to confirmation of the investor's entitlement.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES

Each Fund offers a number of shareholder services designed to facilitate investment in its shares. Full details of each of the services and instructions as to how to participate in the various services can be obtained from the Funds or Heartland Advisors.

AUTOMATIC DIVIDEND REINVESTMENT. You may automatically reinvest all dividends and distributions or elect to receive them in the form of a check. If your dividends and distributions are reinvested, they will automatically purchase additional shares of your current Fund, or shares of one of the other three Funds, as indicated on your account application, at the net asset value determined on the dividend or distribution payment date, without any sales charge or fees. You may change your election at any time by writing Heartland Advisors. Heartland Advisors must receive any change seven days prior to a payment date for it to be effective for that payment.

TAX-SHELTERED RETIREMENT PLANS. Shares of each Fund are available for purchase in connection with the following tax-sheltered retirement plans: (i) Keogh Plans (H.R. 10) for self-employed individuals; (ii) Qualified Corporate Pension and Profit-Sharing Plans for employees; (iii) Individual Retirement Accounts and Simplified Employee Pension Plans for individuals and employers; and (iv) 403(b) Plans for employees of most non-profit organizations.



                          P  R  O  S  P  E  C  T  U  S

The minimum initial retirement plan investment in any Fund is $500 ($250 in the case of a spousal IRA). Firstar Trust Company, as the trustee of the Individual Retirement Account plan, charges a $12.50 annual maintenance fee with a $25 maximum for multiple accounts with the same social security number (subject to change by the trustee) for each Individual Retirement Account. For other tax-sheltered retirement plans, the individual investor must employ a self-directed plan. Detailed information concerning these plans and copies of the plans are available from Heartland Advisors. This information should be read carefully and consultation with an attorney or tax advisor may be advisable.



AUTOMATIC INVESTMENT PLAN. The automatic investment plan of each Fund offers a simple way to maintain a regular investment program. By completing the automatic investment portion of the account application attached to this Prospectus, you may arrange automatic transfers (minimum $50 per transaction) from your checking account to your account in one of the Funds on a monthly or twice-monthly basis. IRA contributions through the automatic investment plan apply as a current year purchase and may not be applied as prior year contributions. The application must be accompanied by a "voided" check, and be received at least 14 business days prior to the initial transaction. Once enrolled in the automatic investment plan, you may change the monthly amount or terminate your participation at any time by phoning or writing the Agent. Allow five business days for a change to become effective. Your bank must be a member of Automated Clearing House. If the automatic purchase cannot be made due to insufficient funds or a stop payment, a $15 service fee will be assessed. If you stop making automatic investments when your aggregate investment in a Fund is less than $500, the Fund reserves the right to redeem your account after giving 60 days notice, unless you make additional investments to bring your account value to $1,000. The program will automatically be terminated upon redemption of all shares, including an exchange of all shares to another fund. You will receive a confirmation of each transaction from the Agent and your regular bank account statement will show the debit transaction each month.


SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at monthly, quarterly, or annual intervals. To begin distributions, you must have an initial balance of $25,000 in your account and withdraw at least $100 per payment but no more than 2%, 6%, 12% or 24% of your initial account balance each monthly, quarterly, semi-annual or annual payment, respectively. Shares redeemed under the plan will be redeemed at their net asset value. To establish the systematic withdrawal plan, request a form by calling 1-800-HEARTLN. The systematic withdrawal plan may be terminated by you or by the Funds at any time by written notice. The minimum investment accepted while a withdrawal plan is in effect is $1,000.

EXCHANGE PRIVILEGE. Shares of a Fund which have been registered in your name for at least 15 days may be exchanged for shares of any other Heartland fund, or for shares in the Portico Money Market Fund, provided the fund into which you wish to exchange is qualified for sale in the jurisdiction of residence which you state at the time you make the exchange. Before initiating an exchange, you should obtain from Heartland Advisors and carefully read the prospectus relating to the fund into which you wish to exchange.

Exchanges Among Heartland Funds. Under the exchange privilege, each Heartland fund offers to exchange its shares for shares of another Heartland fund on the basis of relative net asset value per share, without the payment of any fees or charges. In order to qualify for the exchange privilege without further approval of the Fund, it is required that the shares being exchanged have a net



                          P  R  O  S  P  E  C  T  U  S
asset value of at least $1,000, but not more than $500,000. In addition, if you have certificates for any shares being exchanged, you must surrender such certificates in the same manner as in redemption of shares.

Exchanges with Portico. Shareholders may exchange all or a portion of their shares in the Funds for shares of the Portico Money Market Fund at their relative net asset values and may also exchange back into a Heartland fund without the imposition of any charges or fees. These exchanges are subject to the minimum purchase and redemption amounts set forth in the prospectus for the Portico Money Market Fund. No charge to shareholders is imposed in connection with this exchange; however, Heartland Advisors, as distributor, is entitled to receive a fee from the Portico Money Market Fund for certain distribution and support services at the annual rate of .20 of 1% of the average daily net asset value of the shares for which it is the holder or dealer of record.

How to Exchange. To exercise the exchange privilege, you need to do one of the following: (a) contact the Agent by telephone (1-800-248-1162 or 414-287-3702) and request the exchange, unless you have elected not to have this telephone privilege by so indicating on the Account Application; (b) complete an Exchange Application available from the Fund's Agent and submit it to the Agent; or (c) contact your broker-dealer or financial institution (either in writing or by telephone) who will advise Heartland of the exchange, but who may charge a fee for such service. See "HOW TO REDEEM SHARES - Telephone Redemptions" for information on transactions by telephone.

Exchanges of Shares Subject to a Contingent Deferred Sales Charge. Shares of the Funds that were purchased between February 12, 1993 and June 1, 1994 subject to a contingent deferred sales charge that are exchanged for shares of any other Heartland fund or shares of the Portico Money Market Fund will remain subject to the contingent deferred sales charge schedule of the original shares, payable upon ultimate redemption of the new shares. For purposes of computing the sales charge payable upon redemption of the new shares, the holding period for the original shares is added to the holding period of the new shares.

Tax and Other Considerations. An exchange between funds is treated as a sale for federal income tax purposes and, depending upon the circumstances, a short or long-term capital gain or loss may be realized. If you have questions as to the tax consequences of an exchange, you should consult your tax advisor. The exchange privilege may be modified or terminated at any time upon 60 days prior written notice. Although an investor may make up to four exchanges in any calendar year, Heartland reserves the right to limit the number of exchanges beyond that.

REINVESTMENT PRIVILEGE. If you redeem shares of the Funds that were purchased between February 12, 1993 and June 1, 1994 subject to a contingent deferred sales charge, and then reinvest all or part of the redemption proceeds in any Heartland Fund, you will receive a pro rata credit from Heartland Advisors based on the amount of any contingent deferred sales charge paid relative to the number of shares reinvested. In order to exercise the reinvestment privilege, you must send written notice of your reinvestment to the Fund or the Agent not more than 30 days after the shares are redeemed. Redemption proceeds will be reinvested on the basis of net asset value of the shares in effect immediately after receipt of the written request and the shares will continue to be subject to the contingent deferred sales charge as if redemption had not occurred. Any capital gains tax incurred on redemption of shares of a Fund is not altered by the subsequent exercise of



                          P  R  O  S  P  E  C  T  U  S
this privilege. If redemption resulted in a loss and reinvestment is made in shares of a Fund, the loss will not be recognized.

-------------------------------------------------------------------------------
DIVIDENDS, CAPITAL GAINS, DISTRIBUTIONS AND TAXES

DIVIDENDS. Substantially all of the Value Fund's and the Small Cap Contrarian Fund's net investment income will be paid to shareholders annually as a dividend. With respect to the Value & Income Fund, dividends will be paid to shareholders quarterly. In the U.S. Government Securities Fund, dividends will be declared daily and paid monthly. Dividends may be taken in cash or additional shares at net asset value. Dividends and capital gain distributions will be automatically reinvested in additional shares of the same Fund or another Fund, unless a shareholder has elected in writing to the Agent to receive dividends and capital gain distributions in cash.

DISTRIBUTIONS. Capital gains distributions for each Fund, if any, will normally be paid within 30 days after the end of the fiscal year.

TAXES. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to federal income taxes to the extent its earnings are timely distributed. Each Fund also intends to make distributions as required by the Code to avoid the imposition of a 4% excise tax.

Each Fund will distribute substantially all of its net investment income and net capital gains to investors. Distributions from a Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. Distributions of long-term capital gains will be taxable to the investor as long-term capital gains regardless of the length of time shares have been held. A portion of each Fund's dividends may qualify for the dividends received deduction for corporations. The Funds' distributions are taxable when they are paid, whether a shareholder takes them in cash or reinvests them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The federal income tax status of all distributions will be reported to shareholders annually.

"BUYING A DIVIDEND." On the record date for a distribution by a Fund, its share price is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.

OTHER TAX INFORMATION. Under federal tax law, some shareholders may be subject to a 31% withholding on reportable dividends, capital gains distributions, and redemption payments ("backup withholding"). Generally, investors subject to backup withholding will be those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. In order to avoid this withholding requirement, an investor must certify on the account application that the taxpayer identification number provided is correct and that the investment is not otherwise subject to backup withholding, or is exempt from backup withholding.

The foregoing tax discussion is general in nature and each investor is advised to consult his or her tax advisor for additional information.

-------------------------------------------------------------------------------
THE FUNDS AND THE HEARTLAND ORGANIZATION

The Board of Directors provides broad supervision over the affairs of each Fund, and the officers are responsible for its operations.



                          P  R  O  S  P  E  C  T  U  S

HEARTLAND ADVISORS

Heartland Advisors provides the Funds with overall investment advisory and administrative services under an Investment Advisory Agreement with Heartland. Subject to policies established by Heartland's Board of Directors, Heartland Advisors makes investment decisions on behalf of each Fund, makes available research and statistical data, and supervises the acquisition and disposition of investments by each Fund. Heartland Advisors is also the distributor for each Fund.


Heartland Advisors, founded in 1982, serves as the investment advisor for the Heartland Wisconsin Tax Free and Nebraska Tax Free Funds, two additional series of Heartland, and also provides investment management services for individuals, and institutional accounts, such as pension funds and profit-sharing plans. As of September 30, 1995, Heartland Advisors had approximately $1.8 billion in assets under management. Heartland Advisors' principal mailing address is 790 North Milwaukee Street, Milwaukee, Wisconsin 53202. William J. Nasgovitz, a Director and President of Heartland and Heartland Advisors, is a controlling person of Heartland Advisors through his ownership of a majority of its voting common stock. Hugh F. Denison and Patrick J. Retzer are also Directors of Heartland and officers and Directors of Heartland Advisors.


Heartland Advisors bears all of its expenses in providing services under its Investment Advisory Agreement and pays all salaries, fees and expenses of the officers and directors of Heartland who are affiliated with Heartland Advisors. Each Fund bears all of its other expenses including, but not limited to, necessary office space, telephone and other communications facilities and personnel competent to perform administrative, clerical and shareholder relations functions; a pro rata portion of salary, fees and expenses (including legal fees) of those directors, officers and employees of Heartland who are not officers, directors or employees of Heartland Advisors; interest expenses; fees and expenses of the Custodian, Transfer and Dividend Disbursing Agent; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; expenses of registering and qualifying shares for sale with the Securities and Exchange Commission and state securities commissions; accounting and legal costs; insurance premiums; expenses of maintaining the Fund's legal existence and of shareholder meetings; expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and fees and expenses of membership in industry organizations.

For the fiscal year ended December 31, 1994, the Value Fund paid advisory fees of $1,985,370, or approximately 0.75 of 1% of average net assets during that year. The Small Cap Contrarian Fund pays Heartland Advisors an annual fee for its advisory services at the rate of 0.75 of 1% of the Fund's average daily net assets. While the advisory fees paid by the Value Fund and the Small Cap Contrarian Fund are larger than the fees paid by most mutual funds, the Board of Directors believes they are consistent with the fees paid by many funds with similar investment characteristics and objectives. For the fiscal year ended December 31, 1994, the Value & Income Fund paid advisory fees of $63,697, or approximately 0.70 of 1% of the Fund's average daily net assets.

For the fiscal year ended December 31, 1994, the U.S. Government Securities Fund paid advisory fees of $361,242, or approximately .50 of 1% of average net assets. Heartland Advisors voluntarily waived a portion of its fee during that year; had no fee waiver been in effect, the U.S. Government Securities Fund would have paid $469,614 in advisory fees, or 0.65 of 1% of average net assets for the year. At present, Heartland Advisors is voluntarily waiving 0.15 of 1% of its investment advisory



                          P  R  O  S  P  E  C  T  U  S
fee for the U.S. Government Securities Fund, resulting in a currently effective annual rate of 0.5 of 1% of average daily net assets. Heartland Advisors may reinstate an additional portion or all of the fee at any time.


PORTFOLIO MANAGERS. William J. Nasgovitz serves as portfolio manager for the Value Fund and has managed or co-managed the Fund since commencement of its operations. Mr. Nasgovitz also serves as portfolio manager for the Small Cap Contrarian Fund and the Value & Income Fund and has managed those Funds since commencement of their respective operations. Mr. Nasgovitz has been President and a Director of Heartland Advisors and Heartland since 1982 and was Senior Vice President-Investments with Dain Bosworth Incorporated from 1988 to June of 1992.



Patrick J. Retzer serves as portfolio manager of the U.S. Government Securities Fund and has managed or co-managed the Fund since October of 1988. Mr. Retzer has been Vice President and Treasurer of Heartland Advisors and Heartland since 1987, a Director of Heartland Advisors since 1988 and a Director of Heartland since 1993.


-------------------------------------------------------------------------------
THE DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan which, among other things, requires it to pay Heartland Advisors, as distributor, a quarterly distribution fee of up to 0.25 of 1% of its average daily net assets computed on an annual basis. Under each Plan, the Fund is obligated to pay distribution fees only to the extent of expenses actually incurred by Heartland Advisors, as distributor, for the current year, and thus there will be no carry-over expenses from previous years. These expenses may include expenses incurred for media advertising, the printing and mailing of prospectuses to persons other than shareholders, the printing and mailing of sales literature, answering routine questions relating to a Fund, and payments to selling representatives, authorized securities dealers, financial institutions, or other service providers for providing services in assisting investors with their investments and/or for providing administrative, accounting and other services with respect to a Fund's shareholders. No fee paid by a Fund under the Plans may be used to reimburse Heartland Advisors for expenses incurred in connection with another Fund. Each Distribution Plan will continue in effect, if not sooner terminated in accordance with its terms, for successive one-year periods, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons, of Heartland. For further information regarding the Distribution Plans, see the Statement of Additional Information.

-------------------------------------------------------------------------------
NET ASSET VALUE CALCULATION

Each Fund's share price or net asset value per share is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share is determined as of the close of the New York Stock Exchange regular trading (generally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is opened.

Securities owned by the Funds are valued on the basis of market quotations or at their fair value. Fair value of any of the Funds' debt securities for which market quotations are not readily available will be determined by a pricing service approved by Heartland's Board of Directors, based primarily upon information concerning market transactions and dealer quotations for similar securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus


                          P  R  O  S  P  E  C  T  U  S
any amortized discount or premium. Any securities or other assets for which market quotations are not readily available will be valued in good faith at their fair market value using methods determined by Heartland's Board of Directors.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of Fund shares even if there has not been any change in the foreign currency denominated values of such securities.

-------------------------------------------------------------------------------
DESCRIPTION OF FUND SHARES

Heartland is a diversified open-end management investment company registered under the Investment Company Act of 1940, which was organized in 1986 as a Maryland corporation. The authorized common stock of Heartland consists of one billion shares, $0.001 par value per share. Heartland is a series company, which means the Board of Directors may establish additional series, and may increase or decrease the number of shares in each series. The Funds are each a separate diversified mutual fund series of Heartland. Currently, the Heartland family of funds consists of the following series:

-------------------------------------------------------------------------------
                                           COMMENCED                AUTHORIZED
FUND                                       OPERATIONS                 SHARES
-------------------------------------------------------------------------------
Value Fund                                  12/28/84                100,000,000
Small Cap Contrarian Fund                   4/27/95                 100,000,000
Value & Income Fund                         10/26/93                100,000,000
U.S. Government
Securities Fund                              4/9/87                 100,000,000
Wisconsin Tax Free Fund                      4/3/92                 100,000,000
Nebraska Tax Free Fund                      9/27/93                 100,000,000

Each share has one vote, and when issued and paid for in accordance with the terms of the offering will be fully paid and non-assessable. On matters affecting an individual Heartland fund (such as approval of advisory contracts and changes in fundamental policy of a fund) a separate vote of the shares of that fund is required. Shares of a fund are not entitled to vote on any matter not affecting that fund. All shares of each Heartland fund vote together in the election of Directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law, or Heartland's Articles of Incorporation or Bylaws. Heartland's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies or approving investment advisory contracts.

Shares of stock are redeemable at net asset value, less any applicable contingent deferred sales charge, at the option of the shareholder. Shares have no preemptive, cumulative voting, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro rata basis. Shareholder inquiries should be directed to the Funds at the address shown on the back cover of the Prospectus.

-------------------------------------------------------------------------------
PORTFOLIO TRANSACTIONS

As provided in its Investment Advisory Agreement, Heartland Advisors is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. Purchase and sale orders for a Fund's portfolio securities may be effected through brokers who charge a commission for their services, although it is expected that transactions in debt securities will generally be conducted with dealers acting as principals.


                          P  R  O  S  P  E  C  T  U  S

In executing such transactions, Heartland Advisors seeks to obtain the best net results for each Fund, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While Heartland Advisors seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available. Transactions in smaller companies in which the Value Fund and the Small Cap Contrarian Fund invest may involve specialized services on the part of the broker and thereby entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

The Funds will not deal with Heartland Advisors in any transaction in which Heartland Advisors acts as a principal. However, Heartland Advisors may serve as broker to a Fund in over-the-counter transactions conducted on an agency basis. Pursuant to plans adopted by Heartland's Board of Directors for each of the Funds under, and subject to, the provisions of Rule 10f-3 under the Investment Company Act of 1940, the Funds may purchase securities in an offering from an underwriter which is a member of an underwriting syndicate of which Heartland Advisors is also a member. The plans and Rule 10f-3 limit the securities that may be so purchased, the time and manner of purchase, the underwriting discount and amount of purchase, and require a review by the Board of Directors of any such transactions at least quarterly.

Heartland Advisors may serve as a broker for any Heartland fund; however, in order for Heartland Advisors to effect any portfolio transactions for the funds, the commissions, fees or other remuneration received by Heartland Advisors must be reasonable and fair compared to, and will not ordinarily be larger than, the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange or on NASDAQ during a comparable period of time.

Allocation of transactions, including their frequency, to various dealers is determined by Heartland Advisors in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this primary consideration, Heartland Advisors may also consider sales of the shares of any or all of the Heartland funds as a factor in the selection of broker-dealers to execute portfolio transactions.

-------------------------------------------------------------------------------
PERFORMANCE INFORMATION

From time to time each Fund may advertise its "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in that fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.

"Total return" of a Fund refers to the average annual total return for one, five and ten-year periods (or the portion thereof during which a Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends


                          P  R  O  S  P  E  C  T  U  S
and capital gain distributions and the redemption of the shares at the end of the period. Prior to June 1, 1994, shares of the Funds had been sold subject to a contingent deferred sales charge and prior to February 12, 1993, shares of the Value and U.S. Government Securities Funds had been sold subject to an initial sales charge, neither of which are reflected in the total return figures, rather the figures reflect the current no-load sales structure. Performance information should be considered in light of the particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Further information is contained in the Statement of Additional Information.

Each Fund may, from time to time, compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications, such as Lipper Analytical Services, Inc., CDA Technologies, Forbes, Money and Business Week. These rating services and magazines rank the performance of the Funds against all funds over specified periods and in specified categories. The Value Fund and the Small Cap Contrarian Fund would appear in the Small Company Growth or Capital Appreciation categories, the U.S. Government Securities Fund would appear in the Fixed Income or U.S. Government Bond categories and the Value & Income Fund would appear in the Growth and Income category. Each Fund may also compare its performance to recognized stock and bond market indices, including Standard & Poors 500 Stock Index, the Russell 2000 Stock Index, and the Lehman Intermediate Government Bond Index.



                          P  R  O  S  P  E  C  T  U  S

                                     Notes:

















                          P  R  O  S  P  E  C  T  U  S

--------------------------------------------------------------------------------
HEARTLAND FUNDS

General Information:
1-800-HEARTLN or (414) 347-7777

Account/Price Information:
1-800-248-1162 (24 hrs.) or (414) 287-3702
--------------------------------------------------------------------------------

HEARTLAND FUNDS

790 North Milwaukee Street
Milwaukee, Wisconsin 53202

INVESTMENT ADVISOR AND DISTRIBUTOR

Heartland Advisors, Inc.
790 North Milwaukee Street
Milwaukee, Wisconsin 53202

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

Firstar Trust Company
Mutual Fund Services, 3rd Floor
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

AUDITOR

Arthur Andersen LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

COUNSEL

Quarles & Brady
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202



                          P  R  O  S  P  E  C  T  U  S

[HEARTLAND FUNDS LOGO]
HEARTLAND FUNDS
===================
Account Application

For help with this application, or for an IRA or KEOGH account application, please call 1-800-HEARTLN.

OVERNIGHT MAIL TO:                 REGULAR MAIL TO:
Firstar Trust Company              Firstar Trust Company
615 E. Michigan                    P.O. Box 701
Milwaukee, WI 53202                Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------

Account/Price Information:  1-800-248-1162 (24 hrs.) or (414) 287-3702
General Information:  1-800-HEARTLN or (414) 347-7777
--------------------------------------------------------------------------------

1a. INDIVIDUAL AND JOINTS ACCOUNTS

Individual Account: Use Lines 1 & 3
Joint Account: Use Lines 1, 2 & 3

1.
  ------------------------------------------------------------------------------
  First name                        Initial                     Last name

2.
  ------------------------------------------------------------------------------
  Joint tenant                      Initial                     Last name

SOCIAL SECURITY NUMBER
3.
  ------------------------------------------------------------------------------
  Social Security Number of Individual on Line 1

1b. UNIFORM GIFT MINOR ACCOUNT (UGMA)

4.
  ------------------------------------------------------------------------------
  Custodian's Name

5.
  ------------------------------------------------------------------------------
  Minor's Name                                    Minor's Social Security Number

1c. CORPORATE PARTNERSHIPS, TRUST & OTHER

6.
  ------------------------------------------------------------------------------
  Name of Corporation or Entity                           Tax ID Number

7. REGISTRATION TYPE:   / / Unincorporated Association

   / / Corporation      / / Partnership           / / Trust


2. MAILING ADDRESS

8.
  ------------------------------------------------------------------------------
  Street or P.O. Box

  ------------------------------------------------------------------------------
  City / State / Zip

  ------------------------------------------------------------------------------
  Home Phone (area code + number)                           Work Phone

3.EMPLOYER INFORMATION (REQUIRED BY THE NASD)

9.
  ------------------------------------------------------------------------------
  Employer Name

  ------------------------------------------------------------------------------
  Occupation

  ------------------------------------------------------------------------------
  Street or P.O. Box

  ------------------------------------------------------------------------------
  City / State / Zip

/ / Yes   / / No     I am an associated person of a NASD Member Firm, other than
    Heartland Advisors, Inc.
    If yes, name of NASD Member Firm
                                     ----------------------

4. INVESTMENT

I wish to open a Heartland account in the indicated amount (minimum initial investment of $1,000, or no minimum investment with the Automatic Investment
Plan):

       MAKE CHECK PAYABLE TO:                           Amount

  / /  HEARTLAND VALUE FUND (closed to new
       investors effective 7/1/95)                $
                                                   ----------------
  / /  HEARTLAND SMALL CAP CONTRARIAN FUND        $
                                                   ----------------
  / /  HEARTLAND VALUE & INCOME FUND              $
                                                   ----------------
  / /  HEARTLAND U.S. GOVERNMENT
       SECURITIES FUND                            $
                                                   ----------------


5. AUTOMATIC MONTHLY INVESTMENT PLAN

Each month on the / / 5th, / / 20th or / / 5th and 20th, please withdraw from
my checking account in the amount of $              and invest in my:
                                      -------------

      / / Value Fund account ($50 min., closed to new investors effective 7/1/95)

      / /  Small Cap Contrarian account ($50 min.)

      / /  Value & Income Fund account ($50 min.)

      / /  U.S. Government Securities Fund account ($50 min.)

I (We) have read and understand the conditions of Heartland Funds Automatic Investment Plan. I (We) also understand that the Plan may be terminated or modified at any time without notice by Heartland Funds or Firstar Trust Company.

                            AUTHORIZATION TO MY BANK

                         - PLEASE ATTACH VOIDED CHECK -

                          (Conditions on reverse side.)

--------------------------------------------------------------------------------
Bank Name

--------------------------------------------------------------------------------
Name(s) on your Bank Account

--------------------------------------------------------------------------------
Bank Address

--------------------------------------------------------------------------------
Account Number

--------------------------------------------------------------------------------
City / State / Zip

--------------------------------------------------------------------------------
Signature of Owner(s) - Required for Automatic Investing

             BE SURE TO COMPLETE ALL APPLICABLE SECTIONS AND SIGN!

6. DIVIDENDS AND CAPITAL GAINS

All dividends and capital gains distributions will be reinvested in the same Heartland fund UNLESS a box below is checked.

/ / Pay dividends and capital gains distributions in cash.

/ / I would like to diversify my portfolio by investing my distributions in another fund:


/ /  Value Fund (closed to new
     investors effective 7/1/95)           A/C #
                                                ------------------
/ /  Small Cap Contrarian Fund             A/C #
                                                ------------------
/ /  Value & Income Fund                   A/C #
                                                ------------------
/ /  U.S. Government Securities Fund       A/C #
                                                ------------------
7. TELEPHONE PRIVILEGES

I (We) hereby authorize the Agent to honor any telephone requests believed to be genuine in accordance with the procedures discussed in the prospectus UNLESS refused by checking the appropriate box below.

TO WITHHOLD SUCH AUTHORIZATION, YOU MUST CHECK THE APPROPRIATE BOX BELOW.

Telephone EXCHANGE Privilege

 / /  NO telephone exchange privilege for me or my Advisor.

Telephone REDEMPTION Privilege

 / /  NO telephone redemption privilege for me or my Advisor.

8. INVESTMENT INFORMATION

a)  What other funds do you own?
                                ------------------------------------------------

--------------------------------------------------------------------------------

b)  What is your average investment?
                                    --------------------------------------------

--------------------------------------------------------------------------------

c)  Annual Income            $
                              --------------------------------------------------

d)  Net Worth                $
                              --------------------------------------------------

/ / I am a resident of Wisconsin or Nebraska, please send a prospectus for the Heartland Wisconsin Tax Free and Nebraska Tax Free Funds.

/ /  Please send a prospectus for the Portico Money Market Fund.

9. DUPLICATE STATEMENT FOR ADVISOR/PLANNER

Please send duplicate confirmation statements to the Financial Advisor, Planner or other interested party as listed below:

  ------------------------------------------------------------------------------
  Name of Advisor / Planner / Dealer

  ------------------------------------------------------------------------------
  Company Name

  ------------------------------------------------------------------------------
  Address

  ------------------------------------------------------------------------------
  City / State / Zip

  ------------------------------------------------------------------------------
  Advisor / Planner / Dealer No.

  /x/
  ------------------------------------------------------------------------------
  Customer Signature (authorizes duplicate statements)

10. SHAREHOLDER SIGNATURE(S)

I (We) am (are) of legal age to have received and read the Prospectus and agree to its terms. I authorize any instruction contained herein and certify, under penalties of perjury

  1. that the social security or other taxpayer identification number is correct, and (strike if not true)

  2. that I am not subject to withholding either because I have not been notified that I am subject to withholding as a result of a failure to report all interest or dividends, or I was subject to withholding and the Internal Revenue Service has notified me that I am no longer subject to withholding.

  /x/
  ------------------------------------------------------------------------------
  Signature of Shareholder                           Date

  /x/
  ------------------------------------------------------------------------------
  Signature of Co-Owner (if any)                     Date

  SIGN HERE IF APPLICABLE TO YOUR ACCOUNT:

  ------------------------------------------------------------------------------
  Corporate Officer / Partner / Trustee              Title

  ------------------------------------------------------------------------------
  Corporate Officer / Partner / Trustee              Title


--------------------------------------------------------------------------------
                 AUTOMATIC INVESTING - AUTHORIZATION TO MY BANK
                         (continued from reverse side)

I (We) authorize you via the ACH Network to honor all debit entries initiated by me from time to time through Mellon Bank on behalf of the Firstar Trust Company. All such debits are subject to sufficient collected funds in my account to pay the debit when presented.

I (We) agree that your treatment of each entry, and your rights to respect it, shall be the same as if it were signed personally by me (or either or both of us as appropriate). I (We) further agree that if any such entries are dishonored with good and sufficient cause, you shall be under no liability whatsoever.

                              HEARTLAND VALUE FUND

                       HEARTLAND SMALL CAP CONTRARIAN FUND

                          HEARTLAND VALUE & INCOME FUND

                    HEARTLAND U.S. GOVERNMENT SECURITIES FUND

         Each Fund's address is 790 North Milwaukee Street, Milwaukee, Wisconsin 53202, and its telephone number is 414-347-7777 or 1-800- HEARTLN.


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated October 30, 1995. A copy of the Prospectus may be obtained without charge by telephone or written request to the distributor, Heartland Advisors, Inc. ("Heartland Advisors"). Shareholder inquiries should be directed to the Funds in writing or by calling the Agent at 1-414-287-3702 or 1-800-248-1162.


--------------------------------------------------------------------------------
                       Statement of Additional Information
--------------------------------------------------------------------------------

         Shares may be purchased directly from Heartland Advisors, 790 North Milwaukee Street, Milwaukee, Wisconsin 53202, without a sales charge. For more complete information, including an Account Application form, see the Prospectus or call Heartland Advisors toll free at 1-800-HEARTLN. Shares may also be purchased through broker-dealers or financial institutions, which may charge a fee for such service.


         THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS OCTOBER 30,
1995.

                            INTRODUCTION TO THE FUNDS

         The Heartland family of funds consists of separate series of Heartland Group, Inc. ("Heartland"), a Maryland corporation registered as a diversified open-end management investment company. This Statement of Additional Information relates only to the Heartland Value Fund, the Heartland Small Cap Contrarian Fund, the Heartland Value & Income Fund, and the Heartland U.S. Government Securities Fund (the "Value Fund," the "Small Cap Contrarian Fund," the "Value & Income Fund," and the "U.S. Government Securities Fund", respectively, collectively referred to herein as the "Funds"), each of which is a diversified Fund with distinct investment objectives and programs. A separate Prospectus and related Statement of Additional Information for the other Heartland funds are available from Heartland Advisors.

                         INVESTMENT POLICIES AND METHODS

GENERAL

         The following information supplements the discussion of each Fund's investment objectives and policies discussed in the Prospectus. Unless otherwise specified, the investment policies and restrictions of each Fund are not fundamental policies and are therefore subject to change by the Board of Directors of Heartland without shareholder approval. However, shareholders will be notified prior to a material change in any such policy or restriction. The fundamental policies of a Fund may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders of the Fund at which the holders of 50% or more of the shares are represented.

OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         WRITING COVERED CALL OPTIONS. Each Fund may write covered call options on its portfolio securities and enter into closing transactions with respect to such options. In addition, the Small Cap Contrarian Fund may write covered call options on any type of security related to its investments, including options traded on foreign exchanges. In writing covered call options, each Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any decline in the market price of the security involved in the option.

         A call option gives the holder (buyer) the right to purchase a specified security at a stated price (the exercise price) at any time before a specified date (the expiration date). The term "covered" call option means that the Fund will own the securities subject to the option or have an unconditional right to purchase the same underlying security at a price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its Custodian, for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities.

         Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying security in return for the exercise price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

         The premium received is the market value of an option. The premium a Fund receives from writing a call option reflects, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security and the length of the option period. The premium received by a Fund for writing covered call options will be recorded as a cash asset and a liability of the Fund. The liability will be adjusted daily with a corresponding adjustment to the Fund's total assets, to reflect the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished and the net gain or loss on the option realized upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option. The Funds do not consider a security covered by a call to be "pledged" as that term is used in the respective Fund's policy limiting the pledging of its assets.

         Closing transactions may be effected by purchasing a call option in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction may permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. A Fund may pay transaction costs in connection with the writing or purchase of options to close out previously written options, which costs are normally higher than the transaction costs applicable to purchases and sales of portfolio securities.

         WRITING COVERED PUT OPTIONS. The Small Cap Contrarian Fund may write covered put options on any type of security related to its investments, including options traded on foreign exchanges, and may purchase options to close out options previously written by the Fund. As the writer (seller) of a put option, the Fund has the obligation to buy from the purchaser the underlying security at the exercise price during the option period. In return for receipt of the premium, the Fund assumes the obligation to pay the exercise price for the option's underlying security if the other party to the option chooses to exercise it. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

         The Fund will write put options only on a covered basis, which means that the Fund will maintain a segregated account consisting of cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price of the option, or the Fund will own an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of "covered" options at all times while the put option is outstanding. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the exercise price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position.

         If the price of the underlying security rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received for writing the put because it did not own the underlying security and therefore would not benefit from the appreciation in price. If the price of the underlying security falls, the put writer would expect to suffer a loss, which loss could be substantial. However, the loss should be less than the loss experienced if the Fund had purchased the underlying security directly because the premium received for writing the option will mitigate the effects of the decline.

         PURCHASING PUT OPTIONS. Each Fund may purchase put options with respect to its portfolio securities. In addition, the Small Cap Contrarian Fund may purchase put options on any type of security related to its investments, including options traded on foreign exchanges. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. A Fund may enter into closing transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. The premium paid for the put option and any transaction costs would reduce any gain otherwise available for distribution when the security is eventually sold.

         The premium paid by a Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

         PURCHASING CALL OPTIONS. The Small Cap Contrarian Fund may purchase call options on any type of security related to its investments, including options traded on foreign exchanges. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A call buyer typically attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         INDEX OPTIONS. The Value Fund and the Value & Income Fund may sell covered call options and purchase put options on stock indices composed of securities of the same general character as each Fund's portfolio and may enter into closing transactions with respect to such options. The Small Cap Contrarian Fund may buy and sell options based on any type of index related to its investments. Options on indices would be used in a manner similar to the use of options on securities; however, upon the exercise of an index option, settlement occurs in cash rather than by delivery of an underlying security, with the exercising option holder receiving the difference between the closing level of the index upon which the option is based and the exercise price of the option.

         OPTIONS ON FUTURES CONTRACTS. The Value Fund, the Value & Income Fund and the U.S. Government Securities Fund may each write covered call options and purchase put options on futures contracts and enter into closing transactions with respect to such options. The Small Cap Contrarian Fund may buy and sell options on futures based on any type of security, index, or currency related to its investments. Options on futures would be used in a manner similar to the use of options on securities. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise. The writer of the option is required upon exercise to assume an offsetting futures position at a specified exercise price at any time during the period of the option. When writing an option on a futures contract a Fund will be required to make margin payments as described below for futures contracts.

         FUTURES CONTRACTS. Each Fund may purchase and sell futures contracts, including interest rate and index futures contracts, that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. In addition, the Small Cap Contrarian Fund may purchase and sell futures contracts based on any type of security, index or currency related to its investments, including futures traded on foreign exchanges. Each Fund will engage in transactions in futures contracts solely for bona fide hedging purposes.

         When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, upon entering into a futures contract, and to maintain an open position in futures contracts, a Fund would be required to deposit "initial margin" with its Custodian in a segregated account in the name of the executing futures commission merchant when the contract is entered into. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

         If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss of the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require the payment of "variation margin" to settle the change in value on a daily basis. If the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, a Fund marks to market the current value of its open futures contracts. The Funds expect to earn interest income on their margin deposits.

         Futures contracts can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. If a Fund closes out an open futures contract by entering into an offsetting futures contract, and the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

         The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options ("OTC options," i.e., options not traded on exchanges) in which the Small Cap Contrarian Fund may invest generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity is also greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option. The Small Cap Contrarian Fund will generally consider OTC options to be illiquid. In determining whether to enter into an OTC option transaction, the Small Cap Contrarian Fund will take into account the creditworthiness of the other party to the contract.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS

         Each Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging and risk management purposes, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission, and not for speculation.

         A Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Fund has purchased, after taking into account unrealized profits and unrealized losses on such contracts, would exceed 5% of the Fund's total assets; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The Value Fund and the U.S. Government Securities Fund will also be subject to their fundamental investment restrictions regarding commodities, futures, and options discussed herein.

         In addition to the above limitations, the Small Cap Contrarian Fund and the Value & Income Fund will not: (a) purchase or sell futures and options on futures or enter into closing transactions with respect thereto if, as a result thereof, the then current aggregate futures market prices and financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase price of financial instruments required to be purchased under open futures contract purchases would exceed 25% of the respective Fund's net assets (taken at market value at the time of entering into the contract and excluding the amount by which any of its options on futures are in-the-money); (b) the aggregate value of all premiums paid for put and call options purchased by the Fund would exceed 5% of the Fund's total assets (less the amount by which any such positions are in-the-money); or (c) the aggregate market value of all portfolio securities covering put and call options written by the Fund would exceed 25% of the Fund's total assets. The above limitations on the Small Cap Contrarian Fund's and the Value & Income Fund's investments in futures contracts and options and the respective Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information are not fundamental policies of the Funds and may be changed by Heartland's Board of Directors as permitted by applicable regulatory authority.

         COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one exercise price and buying a call option at a lower price, in order to reduce the risks of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they may result in higher transaction costs and may be more difficult to open and close out.

RISKS IN OPTIONS AND FUTURES TRANSACTIONS

         Options and futures can be highly volatile investments and involve certain risks. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. There can be no assurance that price movements in hedging vehicles and in the underlying instruments will be directly correlated. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect prices of the underlying instruments the same way. Imperfect correlation may also result from different levels of demand in the options and futures markets and the markets for the underlying instruments, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts by an exchange. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures positions will not track the performance of the Fund's other investments. The Funds may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

         Because of the low margin deposits required, futures trading involves a high degree of leverage. A relatively small price movement in futures contracts could result in an immediate and substantial gain or loss to a Fund. Therefore, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract by the Fund.

         There can be no assurance that a liquid secondary market will exist for any particular options or futures contracts at any particular time. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially require a Fund to continue to hold the position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.

         As discussed above, OTC options in which the Small Cap Contrarian Fund may invest are subject to risks in addition to the risks related to exchange-traded options. The Small Cap Contrarian Fund currently intends to treat the value of any OTC option it purchases as illiquid for the purposes of its investment limitations. Similarly, for any OTC option it writes, the Fund will treat as illiquid the value of the option's underlying instrument; however, if the Fund has a guaranteed right to close out the option with a primary U.S. government securities dealer, only the maximum price of the closing transaction less the amount the option is in-the-money will be considered illiquid. The Small Cap Contrarian Fund may also buy and sell options and futures based on any type of security, index, or currency related to its investments, including options and futures traded on foreign exchanges. Investments in foreign securities are subject to additional risks as described below.

FOREIGN INVESTMENTS

         The Value Fund and the Value & Income Fund may invest up to 15% of their respective assets directly in the securities of foreign issuers. The Small Cap Contrarian Fund may invest up to 25% of its assets in foreign securities and options and futures traded on foreign exchanges. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have lower trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Heartland Advisors will be able to anticipate these political events or counter their effects.

         The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. The above considerations may also be intensified for investments and equity securities of foreign smaller companies in which the Funds may invest. Equity securities of foreign companies with smaller market capitalizations may involve a higher degree of risk than investments in the general foreign equity markets and such securities may be subject to even greater price volatility and may have less market liquidity than equity securities of foreign issuers with larger market capitalizations.

         The Value Fund, the Small Cap Contrarian Fund and the Value & Income Fund each may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         American Depository Receipts and Global Depository Receipts ("ADRs" and "GDRs") are certificates evidencing ownership of shares of a foreign-based issuer held by a bank or similar financial institution as depository. Designed for use in U.S. and global securities markets, respectively, ADRs and GDRs are alternatives to the direct purchase of the underlying securities in their national markets and currencies. The limitations as to a respective Fund's investments in foreign securities do not apply to investments in ADRs and GDRs or to securities of foreign issuers that are traded on a registered U.S. stock exchange or the NASDAQ National Market System.

FOREIGN CURRENCY TRANSACTIONS

         FORWARD FOREIGN CURRENCY CONTRACTS. To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Value Fund, the Small Cap Contrarian Fund and the Value & Income Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date ("forward foreign currency" contracts or "forward" contracts).

         A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

         When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." Heartland Advisors may enter into settlement hedges in the normal course of managing a Fund's foreign investments.

         When Heartland Advisors believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell for a fixed amount of U.S. dollars, the amount of the foreign currency approximating the value of some or all of the respective Fund's portfolio securities denominated in such foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Value Fund and the Value & Income Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the respective Fund's securities or other assets denominated in that currency. The Small Cap Contrarian Fund could also hedge a position by selling another currency expected to perform similarly to the currency in which the Fund's securities are denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Heartland Advisors believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

         At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         It is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         The Value Fund's, the Small Cap Contrarian Fund's and the
Value & Income Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by Heartland Advisors. This method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase. Successful use of forward currency contracts will depend on Heartland Advisors' skill in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Heartland Advisors anticipates. For example, if a currency's value rose at a time when Heartland Advisors had hedged a Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency's appreciation. If Heartland Advisors hedges a currency exposure for the Small Cap Contrarian Fund through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if Heartland Advisors increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that Heartland Advisors' use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

         Although each of the Value Fund, the Small Cap Contrarian Fund and the Value & Income Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The policies described in this section regarding forward foreign currency contracts and the respective Fund's policies regarding foreign currency transactions discussed elsewhere in this Statement of Additional Information are not fundamental policies of the Funds and may be changed by Heartland's Board of Directors as permitted by applicable regulatory authority.

         OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

         The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Each of the Value Fund, the Small Cap Contrarian Fund and the Value & Income Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Value Fund, the Small Cap Contrarian Fund and the Value & Income Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the respective Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the respective Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the respective Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the respective Fund's investments exactly over time.

FEDERAL TAX TREATMENT OF OPTIONS, FUTURES CONTRACTS AND FORWARD
FOREIGN EXCHANGE CONTRACTS

         The Funds may enter into certain option, futures, and, with respect to the Value Fund, the Small Cap Contrarian Fund and the Value & Income Fund, forward foreign exchange contracts which will be treated as Section 1256 contracts or straddles under the Internal Revenue Code.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of a Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses and gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distribution.

         Options, futures and forward foreign exchange contracts which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position.

         In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies). Pending tax regulations could limit the extent that net gains realized from options, futures or foreign forward exchange contracts on currencies are qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including options, futures or foreign forward exchange contracts on securities or securities indices and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of options, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on
Section 1256 options, futures and foreign forward exchange contracts, which have been open for less than three months, as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

NON-INVESTMENT GRADE SECURITIES

         Non-investment grade debt securities (those rated below the four highest categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, judged by Heartland Advisors to be of comparable quality, commonly known as "junk bonds") are regarded, on balance, as predominantly speculative with respect to the capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. While such securities typically offer higher rates of return than investment grade securities, they also involve greater risk, including greater risk of default. An economic downturn could severely disrupt the market for such high yield securities and adversely affect their value and the ability of the issuers to repay principal and interest. The rate of incidence of default of non-investment grade securities is likely to increase during times of economic downturns and extended periods of increased interest rates. Yields on non-investment grade securities will fluctuate over time, and are generally more volatile than yields on investment grade securities.

         The secondary trading market for non-investment grade securities may be less well established than for investment grade securities, and such securities may therefore be only thinly traded. As a result, there may be no readily ascertainable market value for such securities, in which case it will be more difficult for the Funds to value accurately the securities, and consequently the investment portfolio. Under such circumstances, the subjective judgment of the Board of Directors will play a greater role in the valuation. Additionally, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidities of non-investment grade securities, especially in a thinly traded market.

         The Value Fund, the Value & Income Fund and the U.S. Government Securities Fund will not invest in securities that are rated below the fifth or sixth rating categories by Moody's or S&P (Ba and B for Moody's and BB and B for S&P) or, if unrated, judged comparable by Heartland Advisors. Securities rated in the higher of those categories have less near-term vulnerability to default than other speculative issues, however they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. However, business and financial alternatives available to obligors of such securities can generally be identified which could assist them in satisfying their debt service requirements. Securities rated in the lower of these two categories are considered highly speculative. While the issuers of such securities currently must be meeting debt service requirements in order to achieve this rating, adverse business, financial or economic conditions likely could impair the issuer's capacity or willingness to pay interest and repay principal.

         The Small Cap Contrarian Fund may invest in debt securities rated as low as the lowest rating category assigned by Moody's or S&P (C for Moody's and D for S&P). Debt securities rated below B may be even more speculative than B rated bonds and may either be currently vulnerable to default or may be in default. A detailed description of the characteristics associated with the various debt credit ratings established by Moody's and S&P is set forth in Appendix A to this Statement of Additional Information.

         While rating categories help identify credit risks associated with debt securities, they do not evaluate the market value risk of non-investment grade securities. Additionally, the credit rating agencies may fail to promptly change the credit ratings to reflect subsequent events. Accordingly, Heartland's Board of Directors and Heartland Advisors continuously monitor the issuers of non-investment grade securities held in each Fund's portfolio. Since the risk of default is higher for non-investment grade debt securities, Heartland Advisors' research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for the Fund, Heartland Advisors will attempt to identify those issuers of non-investment grade securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Heartland Advisors' analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

         A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interests of the Fund's shareholders.

INDEXED SECURITIES

         The Small Cap Contrarian Fund, the Value & Income Fund and the U.S. Government Securities Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. For example, certain debt securities in which the Funds may invest may include securities whose interest rates are determined by reference to one or more specific financial indicators, such as LIBOR, resulting in a security whose interest payments tend to rise and fall together with the financial indicator. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currencyindexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified underlying instrument's value increases, resulting in a security that performs similarly to the underlying instrument, or their maturity value may decline when the underlying instrument increases, resulting in a security whose price characteristics are similar to a put on the underlying instrument.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

         The market for indexed securities may be thinner and less active than the market for securities in general, which can adversely affect the prices at which indexed securities are sold. If market quotations are not available, indexed securities will be valued in accordance with procedures established by the Board of

Directors of Heartland, including the use of outside pricing services. Judgment plays a greater role in valuing certain indexed securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value indexed securities and the Fund's ability to dispose of these securities.

RESTRICTED SECURITIES

         Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

VALUE FUND - DEBT SECURITIES

         The Value Fund may invest up to 5% of its net assets in debt securities rated at least B by Moody's or S&P, or, if unrated, judged comparable by Heartland Advisors. See "Non-Investment Grade Securities" above. Debt securities in which the Value Fund may invest include corporate debt securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and money market instruments, such as certificates of deposit and commercial paper.

U.S. GOVERNMENT SECURITIES FUND - MORTGAGE-BACKED SECURITIES

         Depending on market conditions, the U.S. Government Securities Fund may invest a substantial portion of its assets in mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities. These are debt securities that represent interests in pools of mortgages, and may include stripped mortgage-backed obligations. Mortgage-backed securities in which the Fund may invest, may be guaranteed by the issuing governmental agency and, therefore, subject to risk based on the creditworthiness of the issuing agency or instrumentality. One type of mortgage-backed security in which the Fund may invest are Government National Mortgage Association ("GNMA") Certificates of the modified pass-through type, which represent interests in pools of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). GNMA guarantees the timely payment of monthly installments of principal and interest on such Certificates. The GNMA guarantees are backed by the full faith and credit of the U.S. Government.

         The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will generally result in the return of the greater part of the principal invested long before the maturity of the mortgage in the pool. Foreclosures impose limited risk to principal investments to the extent of the governmental agency or GNMA guarantee.

         As prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of mortgage-backed securities. However, historical statistics may be used as an indicator of the expected average life of the security. To the extent the U.S. Government Securities Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors may result in some loss of the Fund's principal investment to the extent of the premium paid. To avoid loss of this premium and of any gain in value of its mortgage-backed securities resulting from a decrease in interest rates generally, the U.S. Government Fund may sell such securities that are trading at a substantial premium.

SMALL CAP CONTRARIAN FUND - SHORT SALES

         The Small Cap Contrarian Fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrued during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund may also incur transaction costs in effecting short sales.

         The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale.

         Whenever the Small Cap Contrarian Fund engages in a short sale, it will maintain a segregated collateral account with its custodian consisting of an amount of cash or U.S. government securities or other liquid high-grade debt obligations equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The Fund will maintain the account on a daily basis so that the amount deposited with the custodian plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short; provided, that at no time will the amount segregated in the account plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

SMALL CAP CONTRARIAN FUND - LEVERAGE

         The Small Cap Contrarian Fund may borrow from banks up to one-third of its total assets, and may pledge its assets in connection with such borrowings. If the Small Cap Contrarian Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. Leveraging the Small Cap Contrarian Fund may create an opportunity for increased net income; however, it may also give rise to special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the gains and losses on the Fund's investments. Leveraging will create interest expenses for the Fund that may exceed the return on investments made with the borrowings. To the extent the income derived from securities purchased with borrowed funds exceeds the Fund's costs of borrowing, the Fund's net income may be greater than if leveraging were not used. Conversely, if the income from the investments made with the borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used and the value of the Fund's shares may be adversely affected. Reverse repurchase agreements that are not fully collateralized create leverage, a speculative factor, and will be considered as borrowings for purposes of the Fund's investment limitations.

PORTFOLIO TURNOVER

         Portfolio turnover for each Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than twelve months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of a Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. For the fiscal years ended December 31, 1994 and 1993, the portfolio turnover rates for the Value Fund were 35% and 51%, respectively, and for the U.S. Government Securities Fund were 95% and 200%, respectively. The portfolio turnover rate for the Value & Income Fund for the fiscal year ended December 31, 1994 was 127% and for the period from October 26, 1993 (commencement of operations) to December 31, 1993 was 6%. The turnover for the Value & Income Fund was higher in 1994 than is normally anticipated because interest rates rose dramatically from the beginning of the year through mid-November. Consequently, in addition to normal portfolio activity, the Fund experienced two significant shifts in the Bond portion of its portfolio, resulting in a higher rate of turnover. Annual portfolio turnover for the Small Cap Contrarian Fund is expected to be less than 200%.

                             INVESTMENT RESTRICTIONS

         Each Fund has adopted investment restrictions and fundamental policies which cannot be changed without the approval of the holders of the lesser of (i) a majority of the outstanding shares of the Fund or (ii) 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Fund are represented. Operating policies are subject to change by the Board of Directors without shareholder approval. However, neither Fund will change materially any operating policy without notice to shareholders. Any investment restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, a Fund.

VALUE FUND AND U.S. GOVERNMENT SECURITIES FUND

         The fundamental investment restrictions and policies of the Value Fund and the U.S. Government Securities Fund provide that such Funds may not:

         (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer except for United States government agency securities and securities backed by the United States Government, its agencies or instrumentalities, which may be purchased without limitation. For the purposes of this limitation, the Funds will regard the entity which has the ultimate responsibility for payment of principal and interest as the issuer.

         (2) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

         (3) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the United States government, its agencies or instrumentalities.

         (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

         (5) Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization or acquisition of assets.

         (6) Buy or sell real estate, real estate investment trusts, or oil and gas interests, but this shall not prevent the Funds from investing in securities of companies whose business involves the purchase or sale of real estate, except that the U.S. Government Securities Fund will not invest in real estate limited partnerships.

         (7) Borrow money or property except for temporary or emergency purposes. If a Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). Neither Fund will pledge more than 15% of its net assets to secure such borrowings. In the event a Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not to be deemed to be a pledge of assets.

         (8) Make loans, except that it may (i) acquire publicly distributed bonds, debentures, notes and other debt securities and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets.

         (9) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

         (10) Except with respect to investments in repurchase agreements by the U. S. Government Securities Fund, purchase securities with legal or contractual restrictions on resale.

         (11)  Issue senior securities.

         (12) Purchase securities on margin or effect short sales of securities, except that the Value Fund may sell securities short where it either: (a) holds a long position in the same security which equals or exceeds the number of shares sold short; or (b) holds a long position in a security with respect to which there has been a public announcement of a proposed transaction that would result in the conversion of the securities so held into an equal or greater number of shares of the securities sold short; provided that the Value Fund may not effect any such short sale of securities if, as a result thereof, the aggregate value of all of its open short positions would exceed 5% of the Value Fund's total assets, or if more than 10% of the Value Fund's net assets would be held as collateral for such short positions.

         (13) Buy or sell commodities or commodity contracts or enter into an interest rate futures contract or an option thereon, except that a Fund may purchase or sell futures and options on futures and enter into closing transactions with respect thereto unless, as a result thereof: (a) the then current aggregate futures market prices and financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase price of financial instruments required to be purchased under open futures contract purchases would exceed 25% of the Fund's net assets (taken at market value at the time of entering into the contract and excluding the amount by which any of its options on futures are in-the-money); and (b) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract and excluding the amount by which any of its options on futures are in-the-money) would be committed to initial margin and premiums paid on such futures contracts.

         (14) Write, purchase or sell puts, calls, straddles, spreads or any combination thereof, except that a Fund may write covered call options and purchase put options on portfolio securities or securities indexes and enter into closing transactions with respect to such options, and, subject to restriction (13) above, a Fund may write covered call options and purchase put options on futures contracts and enter into closing transactions with respect to such options on futures, unless, as a result of any of the foregoing transactions: (a) the aggregate market value of all portfolio securities covering call options written by the Fund would exceed 25% of the Fund's total assets; or (b) the aggregate value of all premiums paid for put options purchased by the Fund would exceed 5% of the Fund's total assets (less the amount by which any such positions are in-the-money), excluding puts purchased on closing transactions.

         (15) Invest in illiquid securities, except that the U.S. Government Securities Fund may invest up to 10% of its net assets in illiquid securities, including investments in repurchase agreements which mature in more than seven days.

         (16) Purchase warrants, except that the Value Fund may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Fund's net assets; included within the 5%, but not in excess of 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

         (17) With respect to the U.S. Government Securities Fund, purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the fund owning beneficially more than one and one-half of one percent of the securities of such issuer together own beneficially 5% of such securities; provided no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

SMALL CAP CONTRARIAN FUND

         The fundamental investment restrictions and policies of the Small Cap Contrarian Fund provide that such Fund may not:

         (1) With respect to 75% of the Fund's total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

         (2) Invest in a company to get control or manage it or, with respect to 75% of the Fund's total assets, purchase more than 10% of the outstanding voting securities of an issuer;

         (3) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         (4) Buy or sell real estate or oil and gas interests or leases, but this shall not prevent the Fund from investing in securities secured by real estate or real estate interests or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests or whose business involves the purchase or sale of real estate.

         (5) Borrow money or property, except from banks for temporary purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of one-third of the value of the Fund's total assets. For purposes of this restriction, collateralized reverse repurchase agreements are not deemed to be borrowings.

         (6) Mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, futures, options and other hedging activities.

         (7) Make loans, except that it may: (i) acquire publicly distributed bonds, debentures, notes and other debt securities; (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed one-third of the value of the Fund's total assets; and (iii) enter into repurchase agreements.

         (8) Underwrite the securities of other issuers, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by Heartland's Board of Directors, and except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

         (9) Purchase a security if, as a result, more than 10% of the value of the Fund's total assets would be invested in: (a) securities that are not readily marketable or that would require registration under the Securities Act of 1933, as amended, upon disposition; and (b) repurchase agreements which do not provide for payment within 7 days.

         (10) Issue senior securities, as defined in the Investment Company Act of 1940 (the "1940 Act"), except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, or hedging activities.

         (11) Invest in commodities, but the Fund may purchase or sell futures contracts, options on futures, and options.

         In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the Small Cap Contrarian Fund may not:

         (1) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

         (2) Invest in securities of other investment companies except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets, or similar reorganization transaction.

         (3) Purchase warrants (other than those that have been acquired in units or attached to other securities), except that the Fund may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Fund's net assets; included within the 5%, but not in excess of 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

         (4) Purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the Fund owning beneficially more than 0.5% of the securities of such issuer together own beneficially 5% of such securities; provided no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

         (5) Purchase securities on margin or effect short sales of securities, except that the Fund may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities, and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectus and Statement of Additional Information.

         (6) Invest more than 10% of its total assets in real estate investment trusts.

         For the Small Cap Contrarian Fund's limitations on futures and options transactions, see "Investment Policies and Methods Limitations on Futures and Options Transactions."

VALUE & INCOME FUND

         The fundamental investment restrictions and policies of the Value & Income Fund provide that such Fund may not:

         (1) With respect to 75% of the Fund's total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

         (2) Invest more than 10% of the fair market value of its total assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

         (3) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

         (4) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         (5) Buy or sell real estate, real estate investment trusts, or oil and gas interests or leases, but this shall not prevent the Fund from investing in securities of companies whose business involves the purchase or sale of real estate.

         (6) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not to be deemed to be a pledge of assets.

         (7) Make loans, except that it may: (i) acquire publicly distributed bonds, debentures, notes and other debt securities; (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; and
(iii) enter into repurchase agreements.

         (8) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

         (9) Purchase a security if, as a result, more than 10% of the value of the Fund's total assets would be invested in: (a) securities with legal or contractual restrictions on resale (other than investments in repurchase agreements); (b) securities for which market quotations are not readily available; and (c) repurchase agreements which do not provide for payment within 7 days.

         (10) Issue senior securities.

         (11) Invest in commodities, but the Fund may invest in futures contracts, options on futures, and options.

         In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the Value & Income Fund may not:

         (1) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

         (2) Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization or acquisition of assets.

         (3) Purchase warrants, except that the Fund may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Fund's net assets; included within the 5%, but not in excess of 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

         (4) Purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the Fund owning beneficially more than 0.5% of the securities of such issuer together own beneficially 5% of such securities; provided no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

         (5) Purchase securities on margin or effect short sales of securities, except as required in connection with permissible options and futures activities as described elsewhere in the Prospectus and Statement of Additional Information and except that the Fund may sell securities short where it either: (a) holds a long position in the same security which equals or exceeds the number of shares sold short; or (b) holds a long position in a security with respect to which there has been a public announcement of a proposed transaction that would result in the conversion of the securities so held into an equal or greater number of shares of the securities sold short; provided that the Fund may not effect any such short sale of securities if, as a result thereof, the aggregate value of all of its open short positions would exceed 5% of the Fund's total assets, or if more than 10% of the Fund's net assets would be held as collateral for such short positions.

         For the Value & Income Fund's limitations on futures and options transactions, see "Investment Policies and Methods Limitations on Futures and Options Transactions."

                  INVESTMENT POLICIES AND METHODS - MANAGEMENT

         The Board of Directors of Heartland provides broad supervision over the affairs of each Fund, and the officers are responsible for its operations. The Directors and officers are listed below, together with their principal occupations during the past five years. Subject to the direction of the Board of Directors, Heartland Advisors is responsible for investment management of the assets of each Fund. Although each Fund is offering only its own shares, it is possible that one Fund might become liable for any misstatement in the Prospectus about another Fund. The Board of Directors has considered this factor in approving the use of a single combined prospectus.

                                                                   Principal Occupation
Name and Address                  Position with each Fund          During Past Five Years
----------------                  -----------------------          ----------------------
William J. Nasgovitz              President and Director*           President and Director
790 North Milwaukee Street                                          Heartland Advisors,
Milwaukee, WI 53201                                                 Inc., since 1982;
                                                                    Senior Vice President
                                                                    Investments, Dain
                                                                    Bosworth Incorporated
                                                                    from 1988 to June
                                                                    1992; Director of
                                                                    Rexworks, Inc., since
                                                                    1992 (manufacturer of
                                                                    heavy equipment);
                                                                    Director of Capital
                                                                    Investments, Inc.,
                                                                    since 1989 (closed-end
                                                                    investment company).


                                                                   Principal Occupation
Name and Address                  Position with each Fund          During Past Five Years
----------------                  -----------------------          ----------------------
Willard H. Davidson               Director                         Financial and business
3726 North Lake Drive                                              consultant since 1984;
Milwaukee, WI  53211                                               prior thereto,
                                                                   Chairman and a
                                                                   Director, Marine
                                                                   Corporation (a bank
                                                                   holding company) and
                                                                   Marine Bank, N.A.

Hugh F. Denison                   Director*                        Vice President and a
790 North Milwaukee Street                                         Director, Heartland
Milwaukee, WI  53201                                               Advisors, Inc. since
                                                                   1988.

Jon D. Hammes                     Director                         President, Great Lakes
Suite 115                                                          Partners, since 1991;
325 North Corporate Drive                                          prior thereto, Managing
Brookfield, WI  53045                                              Partner, Trammel, Crow
                                                                   Co.

Patrick J. Retzer                 Vice President,                   Vice President and
790 North Milwaukee Street        Treasurer and Director*           Trea- surer, Heartland
Milwaukee, WI  53201                                                Advisors, Inc. since
                                                                    1987; Director of
                                                                    Heartland Advisors,
                                                                    Inc. since 1988.

A. Gary Shilling                  Director                          President, A. Gary
500 Morris Avenue                                                   Shilling & Company,
Springfield, NJ  07081-1020                                         Inc. (economic
                                                                    consultants and
                                                                    investment advisors),
                                                                    since 1978.

Linda F. Stephenson               Director                           President and Chief
100 East Wisconsin Avenue                                            Executive Officer,
Milwaukee, WI  53202                                                 Zigman Joseph
                                                                     Stephenson (a public
                                                                     relations and marketing
                                                                     communications firm)
                                                                     since 1989.

Lois Schmatzhagen                 Secretary                          Secretary, Heartland
790 North Milwaukee Street                                           Advisors, Inc. since
Milwaukee, WI  53201                                                 1988.

-------------------

         *Directors who are "Interested Persons" (as defined in the 1940 Act) of Heartland Advisors.

         Heartland pays the compensation of the four Directors who are not officers, directors or employees of Heartland Advisors. The following compensation was paid to those Directors for their services during the fiscal year ended December 31, 1994:

                                                                                                                TOTAL
                                        AGGREGATE                                                            COMPENSATION
                                      COMPENSATION            PENSION OR           ESTIMATED ACTUAL         FROM HEARTLAND
                                          FROM                RETIREMENT             BENEFITS UPON             AND FUND
            DIRECTOR                    HEARTLAND              BENEFITS               RETIREMENT                COMPLEX
            --------                  ------------            ----------           ----------------         --------------
Willard H. Davidson                      $2,500                  None                    None                   $2,500

Jon D. Hammes                            $2,000                  None                    None                   $2,000

Linda F. Stephenson                      $2,000                  None                    None                   $2,000


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As of September 30, 1995, the Directors and officers of Heartland Group, Inc. as a group (8 persons) owned 63,087 (4.1%) of the shares of the Value & Income Fund and less than 1% of the outstanding shares of the Value Fund, the U.S. Government Securities Fund and the Small Cap Contrarian Fund. As of such date, no person was known to management to own, beneficially or of record, 5% or more, of the outstanding shares of any of the Funds, except that Charles Schwab & Co., Inc., ATTN: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 held of record 8,964,973 shares (or 22.7%) of the Value Fund, 186,084 shares (or 12.2%) of the Value & Income Fund and 877,900 shares (or 27.5%) of the Small Cap Contrarian Fund, Datalynx, P.O. Box 173736, Denver, CO 80217-3736, held of record 166,631 shares (or 5.2%) of the Small Cap Contrarian Fund, and Merrill Lynch Pierce Fenner & Smith, Inc., P.O. Box 41621, Jacksonville, FL 33203-1621, held of record 451,700 shares (or 6.7%) of the U.S. Government Securities Fund.


                             THE INVESTMENT ADVISOR


         Each Fund is managed by Heartland Advisors, pursuant to an Investment Advisory Agreement with respect to the Value Fund and a separate Investment Advisory Agreement with respect to the Small Cap Contrarian Fund, the Value & Income Fund and the U.S. Government Securities Fund (the "Agreements"). The Agreements were most recently approved by the Board of Directors, including a majority of the Directors who are not Interested Persons of the Fund or of Heartland Advisors, on July 27, 1995.


         Heartland Advisors is controlled by William J. Nasgovitz, a Director and the President of Heartland, by virtue of his ownership of a majority of its outstanding capital stock. In addition to serving as investment advisor, Heartland Advisors also serves as the distributor for the shares of each Fund. Heartland Advisors, founded in 1982, serves as the investment adviser for the Heartland Wisconsin Tax Free and Nebraska Tax Free Funds, two additional series of Heartland, and also provides investment management services for individuals, and institutional accounts, such as pension funds and profit-sharing plans. As of March 31, 1995, Heartland Advisors had approximately $1.1 billion in assets under management. Mr. Nasgovitz intends to retain control of Heartland Advisors through the continued ownership of a majority of its outstanding voting stock.

         Heartland Advisors provides each Fund with overall investment advisory and administrative services. Subject to such policies as the Board of Directors may determine, Heartland Advisors makes investment decisions on behalf of each Fund, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by each Fund, including the selection of broker-dealers to carry out portfolio and hedging transactions. Heartland Advisors will permit any of its officers or employees to serve without compensation from the Funds as directors or officers of Heartland if elected to such positions.

         Heartland Advisors bears all of its own expenses in providing services under the Agreements and pays all salaries, fees and expenses of the officers and directors of Heartland who are affiliated with Heartland Advisors. Each Fund bears all its other expenses including, but not limited to, necessary office space, telephone and other communications facilities and personnel competent to perform administrative, clerical and shareholder relations functions; a pro rata portion of salary, fees and expenses (including legal fees) of those directors, officers and employees of Heartland who are not officers, directors or employees of Heartland Advisors; interest expenses; fees and expenses of the Custodian, Agent and Dividend Disbursing Agent; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities, expenses of registering and qualifying shares for sale with the Securities and Exchange Commission and with various state securities commissions; accounting and legal costs; insurance premiums; expenses of maintaining the Fund's legal existence and of shareholder meetings; expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and fees and expenses of membership in industry organizations.

         Each of the Value Fund and the Small Cap Contrarian Fund pays Heartland Advisors an annual fee for its services at the rate of 0.75 of 1% of the respective Fund's average daily net assets. While the advisory fee is larger than the fee paid by most mutual funds, it is consistent with the fee paid by funds with investment characteristics and objectives similar to that of the Value Fund and the Small Cap Contrarian Fund. The Value & Income Fund pays Heartland Advisors an annual fee for its advisory services at the rate of 0.70 of 1% of the Fund's average daily net assets. The advisory fee for the U.S. Government Securities Fund is 0.65 of 1% of the first $100 million of the Fund's average daily net assets, 0.50 of 1% of the next $400 million of assets, and
0.40 of 1% on assets in excess of $500 million. The advisory fees for the Funds are payable in monthly installments.

         For the fiscal years ended December 31, 1992, 1993 and 1994, the Value Fund paid advisory fees of $278,703, $990,902, and $1,985,370, respectively. For the fiscal year ended December 31, 1994, the Value & Income Fund paid advisory fees of $63,697 and for the period from October 26, 1993 (commencement of operations) to December 31, 1993, the Value & Income Fund paid advisory fees of $3,186. For the years ended December 31, 1992, 1993 and 1994, the U.S. Government Securities Fund paid advisory fees of $97,900, $232,062 and $361,242, respectively. During those periods, advisory fees provided under the U.S. Government Securities Fund's Agreement totaled $184,562, $316,429 and $469,614, respectively, but Heartland Advisors voluntarily waived $86,662, $84,367 and $108,372, of the fees during those respective periods.

         The Agreements provide that Heartland Advisors' fee will be reduced, or Heartland Advisors will reimburse a Fund (up to the amount of its fee), by an amount necessary to prevent the total expenses of a Fund (excluding taxes, interests, brokerage commissions or transactions costs, distribution fees and extraordinary expenses) from exceeding limits applicable to the Fund in any state in which its shares are then qualified for sale. Presently the most restrictive expense ratio limitation imposed by any state is 2-1/2% of the first $30 million of a Fund's average net assets, 2% of the next $70 million and 1-1/2% of the remaining assets. For the purposes of these tests, average net assets will be computed in the same manner as average daily net assets are computed in determining the investment advisory fee. Such reimbursements would be made monthly, subject to annual adjustment.

         Each of the Agreements will continue in effect from year to year, as long as it is approved at least annually by the Board of Directors or by a vote of the outstanding voting securities of the appropriate Fund and in either case by a majority of the Directors who are not parties to the Agreement or interested persons of any such party. Each Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 nor less than 30 days' notice. Each Agreement provides that neither Heartland Advisors nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

                             PERFORMANCE INFORMATION

         From time to time the Funds may advertise their "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a twelve-month period and is shown as a percentage of the investment. "Total return" of the Funds refers to the annual average return for 1, 5 and 10-year periods (or the portion thereof during which a Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions and the redemption of the shares at the end of the period. Prior to June 1, 1994, shares of the Funds had been sold subject to a contingent deferred sales charge and prior to February 12, 1993, shares of the Value and U.S. Government Securities Funds had been sold subject to an initial sales charge, neither of which is reflected in the total return figures, rather the figures reflect the current no-load sales structure.

         Performance information should be considered in light of the particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Fund's performance to performance figures published for other investment vehicles.

         Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10-year periods (or the portion thereof during which a Fund has been in existence) ended on the date of the respective Fund's balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n=ERV

           Where:

                  P =      a hypothetical initial payment of $1,000;

                  T =      average annual total return;

                  n =      number of years; and

                ERV = ending redeemable value for a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10-year periods at the end of the 1, 5 and 10-year period (or fractional portion thereof).

         In some circumstances a Fund may advertise its total return for a 1, 2 or 3-year period, or the total return since the Fund commenced operations. In such circumstances the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.


         The average annual total return for the Value Fund for the one-year, five-year and ten-year periods ended June 30, 1995 and the average annual total return for the U.S. Government Securities Fund for the one-year and five-year periods ended June 30, 1995 and for the period from April 9, 1987 (commencement of operations) to June 30, 1995, and the average annual total return for the Value & Income Fund for the one-year period ended June 30, 1995 and for the period from October 26, 1993 (commencement of operations) to June 30, 1995 are as follows:



                                                        10 Years
                                                       or, if Less,
                                                           From
                                                       Commencement
                                   1 Year   5 Years    of Operations
                                   ------   -------    -------------
Heartland Value Fund..........     19.16%    18.95%       14.86%
Heartland Value & Income
  Fund........................     16.16      N/A         10.37%
Heartland U.S. Government
  Securities Fund.............      9.35%    10.13%        8.90%



         Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                              Yield=2[(a-b+1)6-1]
                                       ---
                                        cd

         Where:

                  a =      dividends and interest earned during the period;

                  b = expenses accrued for the period (net of reimburse-ments);

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

                  d = the maximum offering price per share on the last day of the period.

         Since the Value Fund's investment objective is long-term capital appreciation, this Fund will typically not calculate or advertise its yield. The yield for the Value & Income Fund for the month ended June 30, 1995 was 4.5%. The yield for the U.S. Government Securities Fund for the month ended June 30, 1995 was 6.4%. When advertising yield, a Fund will not advertise a one-month or a 30-day period which ends more than 45 days before the date on which the advertisement is published.


                   DETERMINATION OF NET ASSET VALUE PER SHARE

         Each Fund's shares are sold at their next determined net asset value per share. Each Fund determines the net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities a Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

         The next determined net asset value per share will be calculated as of the close of regular trading on the New York Stock Exchange at least once every weekday, Monday through Friday, except on (i) customary national business holidays which result in the closing of the New York Stock Exchange which are New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas; (ii) days when no security is tendered for redemption and no customer order is received; or (iii) days when changes in the value of the investment company's portfolio securities do not affect the current net asset value of the Fund's redeemable securities. Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ and falls within the range of the latest bid and asked quotations is valued at that price. All other securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

         Foreign securities are valued at the last sale price in the principal market where they are traded, or, if last sale prices are unavailable, at the last bid price available prior to the time the Fund's net asset value is determined. Foreign securities prices may be furnished by quotation services who express the value of securities in their local currency. Heartland Advisors translates the value of foreign securities from the local currency into U.S. dollars at current exchange rates. Any changes in the value of forward contracts due to exchange rate fluctuations are included in the determination of net asset value. Because foreign securities markets may close prior to the time a Fund determines its net asset value, events affecting the value of portfolio securities occurring between the time securities prices are determined and the time the Fund calculates its net asset value may not be reflected in the Fund's calculation.

         Securities and other assets for which quotations are not readily available will be valued at their fair value as determined by the Board of Directors.

                             DISTRIBUTION OF SHARES

         Heartland Advisors, each Fund's investment advisor, also acts as the distributor of the shares of each Fund. Prior to April 3, 1992, Dain Bosworth Incorporated ("Dain Bosworth"), Dain Bosworth Plaza, 60 South Sixth Street, Minneapolis, MN 55402-4422 , served as the distributor of each Fund's shares.

         Heartland Advisors has agreed to use its "best-efforts" to distribute each Fund's shares, but has not committed to purchase or sell any specific number of shares. The Distribution Agreement for the Funds is renewable annually by the vote of the directors at a meeting called for such purpose and may be terminated upon 60 days' written notice by either party. The Distribution Agreement will automatically terminate in the event of its assignment. Under the Agreement, Heartland Advisors will pay for the costs and expenses of preparing, printing and distributing materials not prepared by the Fund and used by Heartland Advisors in connection with its offering of shares for sale to the public, including the additional costs of printing copies of the prospectus and of annual and interim reports to shareholders other than copies required for distribution to shareholders or for filing under the federal securities laws, and any expenses of advertising incurred by Heartland Advisors in connection with the offering of the shares.

         For the fiscal year ended December 31, 1994, Heartland Advisors received contingent deferred sales charges with respect to redemptions of shares of the Value Fund, the Value & Income Fund and the U.S. Government Securities Fund in the amounts of $239,548, $13,392 and $118,949, respectively. For the fiscal year ended December 31, 1993, Heartland Advisors received contingent deferred sales charges with respect to redemptions of shares of the Value Fund and U.S. Government Securities Fund in the amounts of $139,549 and $14,060, respectively. For the period from October 26, 1993 through December 31, 1993, Heartland Advisors received contingent deferred sales charges with respect to redemptions of shares of the Value & Income Fund in the amount of $69. For the period from April 3, 1992 (the date on which Heartland Advisors first began serving as distributor) through December 31, 1992, Heartland Advisors received commissions on purchases of shares of the Value Fund and U.S. Government Securities Fund in the amounts of $164,205 and $80,307, respectively, of which $62,323 and $17,341 were retained by Heartland Advisors.

                                DISTRIBUTION PLAN

         Each Fund has adopted a Distribution Plan, which is described in the Prospectus (see "The Distribution Plan"). Under each Plan, Heartland Advisors provides the Directors for their review promptly after the end of each quarter a written report setting forth all amounts expended under the Plan, including all amounts paid to dealers as distribution or service fees. In approving the Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Plan of each respective Fund will benefit the Fund and the shareholders of the Fund.

         Each Plan may be terminated by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, it may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as a Distribution Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.

         The Distribution Plan of a Fund may be terminated by the Directors at any time on 60 days written notice without payment of any penalty by Heartland Advisors, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Directors who are not interested persons.

         Each Distribution Plan will continue in effect for successive one-year periods, if not sooner terminated in accordance with its terms, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons.

         During the fiscal year ended December 31, 1994, the Value Fund paid $708,460 under its Plan, of which $470,347 was spent on compensation to dealers, financial institutions and other service providers, $143,325 was spent on printing and mailing prospectuses and sales literature to other than current shareholders and $94,788 was spent on advertising. During the fiscal year ended December 31, 1994, the Value & Income Fund paid $24,176 under its Plan, of which $8,424 was spent on compensation to dealers, financial institutions and other service providers, $13,492 was spent on printing and mailing prospectuses and sales literature to other than current shareholders and $2,260 was spent on advertising. During the fiscal year ended December 31, 1994, the U.S. Government Securities Fund paid $204,650 under its Plan, of which $105,918 was spent on compensation to dealers, financial institutions and other service providers, $51,735 was spent on printing and mailing prospectuses and sales literature to other than current shareholders and $46,997 was spent on advertising.

                                   TAX STATUS

         The information in this section supplements that in the Prospectus (see "Dividends, Capital Gains Distributions And Taxes").

         Each series of a series company, such as Heartland is treated as a single entity for federal income tax purposes, so that the net realized capital gains and losses of one series are not combined with those of another series in the same company.

         Gain or loss on the sale of securities held by a Fund for more than one year will generally be long-term capital gain or loss. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

         If a shareholder exchanges shares of one Fund for shares of another Fund, the shareholder will recognize gain or loss for federal income tax purposes. That gain or loss will be measured by the difference between the shareholder's basis in the shares exchanged and the value of the shares acquired.

         It is possible that each Fund's income dividends may, to the extent such dividends consist of interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, be exempt from all state and local income taxes. Each Fund intends to advise shareholders of the proportion of its dividends which consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

                              DESCRIPTION OF SHARES

         In the interest of economy and convenience, certificates representing shares purchased are not ordinarily issued. However, such purchases are confirmed to the investor and credited to their accounts on the books maintained by Firstar Trust Company (the "Agent"), Milwaukee, Wisconsin. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. Investors may receive a certificate representing whole shares by specifically requesting one by letter to the Agent. If a stock certificate is requested, it will not be sent for at least 14 days. The Directors require payment of any lost instrument bond premiums or federal and state taxes due in connection with the replacement of certificates and may require a fee for each new stock certificate that is issued by the Fund not connected with the purchase of new shares.

         Shareholders have the right to vote on the election of directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of Heartland. Heartland's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies or approving investment advisory contracts. Shareholders of each series of a series company, such as Heartland, vote together with each share of each series in the company on matters affecting all series (such as election of directors), with each share entitled to a single vote. On matters affecting only one series (such as a change in that series' fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new Investment Advisory Agreement), separate votes by series are required.

                             PORTFOLIO TRANSACTIONS

         The information in this section supplements the information in the Prospectus under "Portfolio Transactions."

         Allocation of the portfolio brokerage transactions, including their frequency, to various dealers is determined by Heartland Advisors in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to Heartland Advisors may receive orders for transactions by the Funds. Information so received will enable Heartland Advisors to supplement its own research and analysis with the views and information of other securities firms, and may be used for the benefit of clients of Heartland Advisors other than one of the Funds. Research services may include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Each Fund may also consider sales of its own shares or the shares of other Heartland funds, or both, as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the policy of obtaining best price and execution.

         For particular transactions, the Funds may pay higher commissions to brokers (other than Heartland Advisors or its affiliates) than might be charged if a different broker had been selected, if, in Heartland Advisor's opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid will be reviewed periodically by Heartland's Board of Directors.

         Subject to the above considerations, Heartland Advisors may itself effect portfolio transactions as a broker for the Funds. The commissions, fees or other remuneration received by Heartland Advisors must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities or commodities exchange, or on the National Association of Securities Dealers Automated Quotation System during a comparable period of time. This standard would allow Heartland Advisors to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms' length transaction. Furthermore, the Board of Directors, including a majority of the directors who are not interested persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Heartland Advisors are consistent with the foregoing standard. Brokerage transactions with Heartland Advisors are also subject to such fiduciary standards as may be imposed upon Heartland Advisors by applicable law.

         Prior to April 3, 1992, Dain Bosworth served as the distrib-utor of the shares of both the Value and U.S. Government Securities Funds. Mr. Nasgovitz was an employee of Dain Bosworth at that time, in addition to his positions with the Funds and Heartland
Advisors.

         For the period from April 3, 1992 (the date on which Heartland Advisors first began serving as distributor) through December 31, 1993, the aggregate amount of brokerage commissions paid to Heartland Advisors was $214,822 for the Value Fund, $3,587 for the Value & Income Fund (for the period from October 26, 1993, commencement of operations, to December 31, 1993), and $4,800 for the U.S. Government Securities Fund.

         During the fiscal year ended December 31, 1993, the Value Fund and the U.S. Government Securities Fund paid $198,964 and $0, respectively, in brokerage commissions to Heartland Advisors. For the period from October 26, 1993 (commencement of operations) to December 31, 1993, the Value & Income Fund paid a total of $3,587 in brokerage commissions to Heartland Advisors.

         During the fiscal year ended December 31, 1994, the Value Fund paid a total of $833,464 in brokerage commissions on $136,184,587 of transactions, of which $235,899 (or 28.3%) was paid to Heartland Advisors for effecting $44,986,959 of transactions, or approximately 33% of the dollar value of portfolio transactions for which a brokerage commission was paid. During the fiscal year ended December 31, 1994, the Value & Income Fund paid a total of $36,958 in brokerage commissions on $10,725,042 of transactions, of which $12,195 (or 33%) was paid to Heartland Advisors for effecting $4,092,314 of transactions, or approximately 38.2% of the dollar value of portfolio transactions for which a brokerage commission was paid. During that year, the U.S. Government Securities Fund paid a total of $10,751 in brokerage commissions on $71,605,480 of transactions, none of which was paid to Heartland Advisors.

              CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

         Firstar Trust Company acts as Custodian of each Fund's investments, and acts as Transfer and Dividend Disbursing Agent (the "Custodian" and the "Agent", respectively). Its address is Mutual Funds Services, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

                   COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

         Quarles & Brady serves as legal counsel for the Funds. Arthur Andersen LLP, independent public accountants, are auditors of the Funds.

                              FINANCIAL STATEMENTS


         The audited financial statements, related notes and related reports of Arthur Andersen LLP, independent public accountants, contained in the respective Annual Reports to Shareholders of the Value Fund, Value & Income Fund and U.S. Government Securities Fund as of December 31, 1994 and for the fiscal year then ended, together with the unaudited financial statements and related notes contained in the respective Semi-Annual Reports to Shareholders of the Value Fund, Value & Income Fund and U.S. Government Securities Fund as of June 30, 1995 and for the six-months then ended, are hereby incorporated by reference. Copies of the Annual and Semi-Annual Reports may be obtained without charge by writing to Heartland Advisors, Inc., 790 North Milwaukee Street, Milwaukee, Wisconsin 53202, or by calling 1-800-HEARTLN or (414) 347-7777.



         The following pages present unaudited financial statements of the Small Cap Contrarian Fund as of September 30, 1995 and for the period from April 27, 1995 through September 30, 1995. In the opinion of management of Heartland, all adjustments, consisting only of normal recurring adjustments which are necessary for a fair presentation of the results of operations for the interim period ended September 30, 1995 are reflected.

                              FINANCIAL HIGHLIGHTS

                                                                     April 27, 1995 (1)
                                                                     through
                                                                     September 30, 1995
                                                                     (Unaudited)
                                                                     ------------------
Net asset value, beginning of period.............................       $ 10.00

Income from investment operations:
    Net investment income .......................................          0.04
    Net realized and unrealized gains (losses) on securities.....          1.65
                                                                        -------
    Total from investment operations.............................          1.69
Less distributions:
    Dividends from net investment  income........................            --
    Distributions from net realized gains........................            --
                                                                        -------
    Total distributions..........................................            --

Net asset value, end of period...................................       $ 11.69
                                                                        =======
Total return ....................................................         16.90%(2)

Supplemental data and ratios
    Net assets, end of period (in thousands).....................       $37,271
    Ratio of expenses to average net assets......................          1.45%(3)
    Ratio of net investment income to average net assets.........          1.90%(3)
    Portfolio turnover rate......................................            37%(3)


  (1) Commencement of operations
  (2) Not annualized
  (3) Annualized

The accompanying notes to financial statements are an integral part of this statement.

                       HEARTLAND SMALL CAP CONTRARIAN FUND
                       (A Series of Heartland Group, Inc.)
                       STATEMENTS OF CHANGES IN NET ASSETS
                      For the period from April 27, 1995
                         (commencement of operations)
                            to September 30, 1995
                                 (Unaudited)

OPERATIONS:
          Net investment income....................................................................   $   133,782
          Net realized gains on investments........................................................       524,298
          Net increase in unrealized appreciation on investments ..................................       869,530
                                                                                                      -----------
                        Net increase in net assets resulting from operations.......................     1,527,610
                                                                                                      -----------
FUND SHARE ACTIVITIES:
          Proceeds from shares issued (3,605,371 shares)...........................................    40,497,820
          Cost of shares redeemed (415,779 shares).................................................    (4,754,114)
                                                                                                      -----------
                         Net increase in net assets derived from Fund share activities.............    35,743,706
                                                                                                      -----------

          TOTAL INCREASE ..........................................................................    37,271,316

TOTAL INCREASE AND NET ASSETS AT SEPTEMBER 30, 1995................................................   $37,271,316
                                                                                                      ===========


          The accompanying notes to financial statements are an integral part of this statement.

                       HEARTLAND SMALL CAP CONTRARIAN FUND
                       (A Series of Heartland Group, Inc.)
                       STATEMENT OF ASSETS AND LIABILITIES
                         September 30, 1995 (Unaudited)

ASSETS:

           Investments in securities, at quoted market value (cost $36,716,103)........    $37,781,878
           Cash........................................................................         11,451
           Deposits with brokers for securities sold short.............................      1,195,373
           Variation margin on open futures contract...................................          6,000
           Receivable from fund shares sold............................................         37,373
           Receivable from securities sold short.......................................      3,150,054
           Accrued dividends and interest..............................................         10,367
           Deferred organization expense (Note 3)......................................         28,630
                                                                                          ------------
                  Total Assets.........................................................     42,221,126
                                                                                          ------------

LIABILITIES:

           Securities sold short, at current market value (proceeds $3,150,054)........      3,359,938
           Payable for investments purchased...........................................        888,049
           Payable for fund shares redeemed............................................        652,630
           Payable to transfer agent...................................................          4,990
           Payable to Distributor for distribution fees (Note 2).......................         15,573
           Payable to Advisor for deferred organization expenses (Note 3)..............         28,630
                                                                                          ------------
                  Total Liabilities....................................................      4,949,810
                                                                                          ------------

NET ASSETS APPLICABLE TO OUTSTANDING SHARES
           ($.001 par value, 100,000,000 shares authorized, 3,189,592 shares
           outstanding)................................................................   $37,271,316
                                                                                          ===========
NET ASSET VALUE PER SHARE
           Net asset value and offering price per share ($.001 par value, 100,000,000
           shares authorized [$37,271,316 -- 3,189,592 shares outstanding])............   $     11.69
                                                                                          ===========




           The accompanying notes to financial statements are an integral part of this statement.

                     HEARTLAND SMALL CAP CONTRARIAN FUND
                     (A Series of Heartland Group, Inc.)
                           STATEMENT OF OPERATIONS
             For the period ending September 30, 1995 (Unaudited)

INVESTMENT INCOME:
       Interest...................................................................  $  223,722
       Dividends..................................................................      12,572
                                                                                    ----------
           Total investment income................................................     236,294
                                                                                    ----------
EXPENSES:
       Management fees (Note 2)...................................................      52,073
       Transfer agent fees........................................................      34,108
       Custodian fees.............................................................       3,684
       Amortization of organization expenses (Note 3).............................       3,537
       Legal fees.................................................................       2,364
       Registration fees..........................................................       2,300
       Distribution fees (Note 2).................................................       1,785
       Printing and communications................................................       1,339
       Postage....................................................................       1,290
       Other operating expenses...................................................          32
                                                                                    ----------
            Total expenses........................................................     102,512
                                                                                    ----------
            Net investment income.................................................     133,782
                                                                                    ----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS-NET:
       NET REALIZED GAINS ON INVESTMENTS..........................................     524,298
       NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS FOR THE PERIOD......     869,530
                                                                                    ----------
       NET GAINS ON INVESTMENTS...................................................   1,393,828
                                                                                    ----------
       NET INCREASE  IN NET ASSETS RESULTING FROM OPERATIONS......................  $1,527,610
                                                                                    ==========

       The accompanying notes to financial statements are an integral part of this statement.

                     HEARTLAND SMALL CAP CONTRARIAN FUND
                     (A Series of Heartland Group, Inc.)
                        NOTES TO FINANCIAL STATEMENTS
                        September 30, 1995 (Unaudited)

1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

   The Heartland Small Cap Contrarian Fund ("The Fund") is a separate series of Heartland Group, Inc. The assets and liabilities of each portfolio of Heartland Group, Inc. are segregated with a shareholder's interest limited to the portfolio in which the shareholder owns shares. The following is a summary of significant accounting policies of the Fund:

   (a) Each security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Net realized gains and losses on investments are computed on the first-in, first-out cost method. Short-term investments are recorded at cost which approximates market. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium.

   (b) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

   (c) Net investment income and undistributed capital gains are distributed to shareholders annually and recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are re-classified to paid-in capital in excess of par value.

   (d) The Fund records security transactions at cost no later than the first business day after the trade date. The cost amount as reflected in the Schedule of Investments is the same for Federal income tax purposes.

   (e) The Fund may enter into futures contracts to provide protection against adverse movements in the prices of securities in the portfolio. Upon entering into futures contracts, the Fund pledges to the broker stock or U.S. government securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund receives from or pays to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statements of assets and liabilities. The predominant risk is that the movement of the futures contracts price may result in a loss which could render the portfolio's hedging strategy unsuccessful. Futures contracts open at September 30, 1995, were as follows:

Collateral                          Contracts          Expiration    Unrealized Appreciation
--------------------------------------------------------------------------------------------
Stock:                              12 S&P 500         Dec 1995          $13,640
15,000 ICN Pharmaceuticals          Short

2) INVESTMENT ADVISOR, MANAGEMENT AGREEMENT AND TRANSACTIONS WITH
   RELATED PARTIES.

   The Fund has a management agreement with Heartland Advisors, Inc. (the "Advisor") with whom certain officers and directors of the Fund are affiliated, to serve as investment advisor and manager. Under the terms of the agreement, the Fund will pay the Advisor a monthly management fee at the annual rate of .75% of the daily net asset value of the Fund.

   The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Advisors, Inc. (The "Distributor") with whom certain officers and directors of the Fund are affiliated. The Plan requires the Fund to pay the Distributor a quarterly distribution fee on an annual basis up to .25% of its daily net assets. In addition, for the period April 27, 1995 (commencement of operations) to September 30, 1995, the Distributor received $33,305 from the Fund for brokerage fees on the execution of purchases and sales of portfolio investments.

   As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Fund has adopted a plan which will allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

3) DEFERRED ORGANIZATION EXPENSES.

   Organization expenses have been deferred and are being amortized on a straight-line basis over sixty months. Payments for these expenses were advanced by the Advisor who will be reimbursed by the Fund over the same period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro-rata portion of any then unamortized expenses. Unamortized deferred organization expenses and the related payable to the Advisor at September 30, 1995 were $28,630.

4) INVESTMENT TRANSACTIONS.

   For the period from April 27, 1995 (commencement of operations) to September 30, 1995, the cost of purchases and the proceeds from sales of investment securities (excluding short-term securities) were $26,488,180 and $2,132,863, respectively.

5) SOURCES OF NET ASSETS.

   As of September 30, 1995, the sources of net assets were as follows:

   Fund shares issued and outstanding....................................   $35,743,706
   Net unrealized appreciation on investments and futures................       869,530
   Accumulated net realized gains on investments.........................       524,298
   Undistributed net income..............................................       133,782
                                                                            -----------
                                                                            $37,271,316
                                                                            ===========
   Aggregate gross unrealized appreciation (depreciation) as of
   September 30, 1995, based on investment cost for Federal income tax purposes is as follows:
   Aggregate gross unrealized appreciation...............................   $ 1,970,917
   Aggregate gross unrealized depreciation...............................    (1,115,027)
   Unrealized appreciation on open futures contracts.....................        13,640
                                                                            -----------
   Net unrealized appreciation on investments and futures contracts......   $   869,530
                                                                            ===========

                                   APPENDIX A

                               SECURITIES RATINGS

GENERAL

         A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards as to the creditworthiness of an issuer. Consequently, Heartland Advisors believes that the quality of debt securities in which the Funds invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

         The following is a description of the characteristics of bond ratings used by Moody's Investors Service, Inc. and Standard & Poor's Corporation.

RATINGS BY MOODY'S

         Aaa -- Bonds which are rated in category Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated in category Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated in category A are judged to possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unrealizable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers "1", "2" and "3" to the Aa through B rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY STANDARD & POOR'S

         AAA -- This is the highest rating category assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major on-going uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Standard & Poor's ratings, from AA to CCC, may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----
Introduction To The Funds                                                    2
Investment Policies And Methods                                              2
Investment Restrictions                                                     22
Investment Policies And Methods - Management                                29
Control Persons And Principal Holders Of Securities                         31
The Investment Advisor                                                      31
Performance Information                                                     33
Determination Of Net Asset Value Per Share                                  36
Distribution Of Shares                                                      37
Distribution Plan                                                           38
Tax Status                                                                  39
Description Of Shares                                                       39
Portfolio Transactions                                                      40
Custodian And Transfer And Dividend Disbursing Agent                        42
Counsel And Independent Public Accountants                                  42
Financial Statements                                                        42

HEARTLAND VALUE FUND
HEARTLAND SMALL CAP CONTRARIAN FUND
HEARTLAND VALUE & INCOME FUND
HEARTLAND U.S. GOVERNMENT SECURITIES FUND
790 North Milwaukee Street
Milwaukee, Wisconsin  53202

Investment Advisor and Distributor

Heartland Advisors, Inc.
790 North Milwaukee Street
Milwaukee, Wisconsin  53202

Custodian, Transfer and Dividend Disbursing Agent

Firstar Trust Company
Mutual Funds Services, Third Floor
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Counsel

Quarles & Brady
411 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

Auditor

Arthur Andersen LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202



Part C.          Other Information.

Item 24.         Financial Statements and Exhibits

                 (a) Financial Statements and related footnotes for each of the Heartland Funds included or incorporated by reference in Part B are:

                          (1)     Reports of Independent Public Accountants
                          (2)     Statement of Net Assets
                          (3)     Statement of Changes in Net Assets
                          (4)     Statement of Operations

                 (b)      Exhibits:

                          See Exhibit Index following the signature page of this registration statement, which index is incorporated herein by this reference.


Item 25.         Persons Controlled by or under Common Control with Registrant

                 Not Applicable. See "Control Persons and Principal Holders of Securities" in Part B.


Item 26.         Number of Holders of Securities

                 On September 29, 1995, the number of record holders of each class of securities of the Registrant was:

                                                         Number of Holders of
                  Fund                                  Record of Common Stock
-----------------------------------------               ----------------------
Heartland Value Fund                                           106,447

Heartland Small Cap Contrarian Fund                              4,839

Heartland Value & Income Fund                                    2,002

Heartland U.S. Government Securities Fund                        3,549

Heartland Wisconsin Tax Free Fund                                3,424

Heartland Nebraska Tax Free Fund                                   586


Item 27.         Indemnification

                 Reference is made to Article IX of the Registrant's Bylaws filed as Exhibit No. 2 to Registrant's Registration Statement with respect to the indemnification of Registrant's directors and officers, which is set forth below:

                 Section 9.1. Indemnification of Officers, Directors, Employees and Agents. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

                          (a) whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

                          (b) the Corporation shall not indemnify any person unless:

                                  (1) the court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

                                  (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

                                  Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification),

                                  (1)      such person shall provide adequate
                                  security for his undertaking;

                                  (2)      the Corporation shall be insured
                                  against losses arising by reason of such advance; or

                                  (3)      a majority of a quorum of the
                                  Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

                 Section 9.2. Insurance of Officers, Directors, Employees and Agents. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

                           Registrant undertakes that insofar as indemnification
                 for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.         Business and Other Connections of Investment Advisor

                          (a)      Heartland Advisors, Inc.

                          Heartland Advisors, Inc. acts as the Investment Advisor and Distributor to each of the Funds. William
                          J. Nasgovitz, a director and President of Heartland Group, Inc., is a controlling person of Heartland Advisors through his ownership of a majority of its voting common stock. Mr. Nasgovitz has indicated he intends to retain control of the Advisor through continued ownership of a majority of its outstanding voting stock.

                          Set forth below is a list of the officers and directors of Heartland Advisors, Inc. as of January 31, 1995, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

                                     Position
                                  With Heartland
Name                              Advisors, Inc.                             Other
----                         ------------------------                        -----
William J.                   President and Director                          President and
Nasgovitz                                                                    Director, Heartland
                                                                             Group, Inc.

Patrick J.                   Director and Vice                               Vice President,
Retzer                       President, Treasurer                            Treasurer, and
                                                                             Director, Heartland
                                                                             Group, Inc.

Hugh F.                      Director and Director                           Director, Heartland
Denison                      of Research                                     Group, Inc.

Lois J.                      Secretary                                       Secretary, Heartland
Schmatzhagen                                                                 Group, Inc.


Item 29.         Principal Underwriters

                 (a) Heartland Advisors, Inc. acts as the Distributor of each of the Heartland funds shares. Heartland Advisors, Inc. does not act as the principal underwriter or distributor for any open-end mutual funds other than the Heartland funds.

                 (b)      See response to item 28(a) above.

                 (c)      Not applicable.


Item 30.         Location of Accounts and Records

                 (a)      Heartland Group, Inc.
                          790 North Milwaukee Street
                          Milwaukee, Wisconsin  53202

                 (b)      Firstar Trust Company
                          Mutual Funds Services, Third Floor
                          P.O. Box 701
                          Milwaukee, Wisconsin  53201-0701

                 (c)      Firstar National Bank-Milwaukee
                          777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

Item 31.         Management Services

                 Not applicable

Item 32.         Undertakings

                 The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 26th day of October, 1995.


                                        HEARTLAND GROUP, INC.


                                        By:       WILLIAM J. NASGOVITZ
                                           ----------------------------------
                                                  WILLIAM J. NASGOVITZ
                                           President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on this 26th day of October, 1995, by or on behalf of the following persons in the capacities indicated.

SIGNATURE                                                  TITLE
WILLIAM J. NASGOVITZ                                       Director and President (Chief Executive Officer)
----------------------------------------
WILLIAM J. NASGOVITZ


PATRICK J. RETZER                                          Director, Vice President and Treasurer (Chief Financial and
----------------------------------------                   Accounting Officer)
PATRICK J. RETZER


HUGH F. DENISON                                            Director
----------------------------------------
HUGH F. DENISON


/s/  A. Gary Shilling *                                    Director
----------------------------------------
A. GARY SHILLING


/s/  Willard H. Davidson *                                 Director
----------------------------------------
WILLARD H. DAVIDSON


/s/  Jon D. Hammes *                                       Director
----------------------------------------
JON D. HAMMES


/s/  Linda F. Stephenson *                                 Director
----------------------------------------
LINDA F. STEPHENSON



* By:  WILLIAM J. NASGOVITZ
      ---------------------------------------------------
       WILLIAM J. NASGOVITZ
       Pursuant to Power of Attorney dated April 27, 1995

                             HEARTLAND GROUP, INC.
                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints William J. Nasgovitz and Patrick J. Retzer, or either of them, with full power of substitution, as his or her true and lawful attorneys and agents, to execute in his or her name and on his or her behalf, in any and all capacities, Heartland Group, Inc.'s Registration Statement on Form N-1A (Registration No. 33-11371 under the Securities Act of 1933; File No. 811-4982 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, together with any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable Heartland Group, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his or her own act and deed any and all actions that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any such attorneys and agents have, and may exercise, all of the powers confirmed herein.

         IN WITNESS WHEREOF, each of the undersigned directors of Heartland Group, Inc. has hereunto set his or her hand as of this 27th day of April, 1995.



WILLARD H. DAVIDSON                        HUGH F. DENISON
-----------------------------              ------------------------------
Willard H. Davidson                        Hugh F. Denison


JON D. HAMMES                              WILLIAM J. NASGOVITZ
-----------------------------              -------------------------------
Jon D. Hammes                              William J. Nasgovitz


PATRICK J. RETZER                          A. GARY SHILLING
-----------------------------              -------------------------------
Patrick J. Retzer                          A. Gary Shilling


LINDA F. STEPHENSON
-----------------------------
Linda F. Stephenson

                                 EXHIBIT INDEX

Exhibit                                                       Numbered
Number        Description                                       Page
-------       -----------                                     --------
1(a)          Articles of Incorporation*

 (b)          Articles Supplementary to Articles of
              Incorporation as filed with Maryland
              Department of Assessments and Taxation
              to create the series known as the
              Heartland Wisconsin Tax Free Fund*

 (c)          Articles Supplementary to Articles of
              Incorporation as filed with Maryland
              Department of Assessments and Taxation
              to create two series known as Heartland
              Nebraska Tax Free Fund and Heartland
              Value & Income Fund, respectively*

 (d)          Articles Supplementary to Articles of
              Incorporation as filed with Maryland
              Department of Assessments and Taxation
              to redesignate the name of the
              Heartland U.S. Government Fund to the
              Heartland U.S. Government Securities
              Fund*

 (e)          Articles Supplementary to Articles of
              Incorporation as filed with Maryland
              Department of Assessments and Taxation
              to create the series known as the
              Heartland Small Cap Contrarian Fund*

2             Amended and Restated By-Laws*

4(a)          Form of specimen security for Heartland
              Wisconsin Tax Free Fund*

 (b)          Form of specimen security for Heartland
              Value Fund*

 (c)          Form of specimen security for Heartland
              U.S. Government Fund*

5(a)          Investment Advisory Agreement for
              Heartland Value Fund*

5(b)          Investment Advisory Agreement for
              Heartland U.S. Government, Wisconsin
              Tax Free, Nebraska Tax Free, Value &
              Income and Small Cap Contrarian Funds*

6(a)(i)       Distribution Agreement between
              Heartland Group, Inc. and Heartland
              Advisors, Inc.*

 (a)(ii)      Amendment No. 1 to Distribution Agree-
              ment between Heartland Group, Inc. and
              Heartland Advisors, Inc.*

 (b)          Form of Selected Dealer Agreements*

 (c)          Form of Selling Agreement for Banks*

8(a)          Custodian Agreement*

 (b)          Transfer Agent/Dividend Disbursing
              Agent Agreement*

9(a)          Heartland Group, Inc.'s Rule 10f-3
              Plan*

 (b)          Heartland Value Fund, Inc.'s Rule 10f-3
              Plan*

10            Opinion of Quarles & Brady*

11(a)         Consent of Arthur Andersen LLP*

  (b)         Consent of Quarles & Brady*

  (c)         Rule 438 Consent of Linda F. Stephenson*

13            Subscription Agreements*

14(a)         Form of Model Retirement Plans*

  (b)         Form of Heartland Funds Individual Re-
              tirement Account Agreement and Forms*

15(a)         The Value Fund's Rule 12b-1 Plan*

  (b)         Heartland Group Inc.'s Amended and
              Restated Rule 12b-1 Plan*

  (c)         Form of Related Distribution Agreement
              for Rule 12b-1 Plan*

16(a)         Schedules for Computation of Perfor-
              mance Information for the Heartland
              Value Fund and the Heartland U.S.
              Government Fund*

  (b)         Schedules for Computation of Perfor-
              mance Information for the Heartland
              Wisconsin Tax Free Fund*

  (c)         Schedules for Computation of
              Performance Information for the
              Heartland Nebraska Tax Free Fund*

  (d)         Schedules for Computation of
              Performance Information for the
              Heartland Value & Income Fund*

27.1          Financial data schedule for the
              Heartland Value Fund

27.2          Financial data schedule for the
              Heartland Small Cap Contrarian Fund

27.3          Financial data schedule for the
              Heartland Value & Income Fund

27.4          Financial data schedule for the
              Heartland U.S. Government Securities
              Fund

------------------
 *Previously filed and incorporated herein by reference.